UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22452
First Trust Series Fund (Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400 Wheaton, IL 60187 (Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 (Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Preferred Securities
and Income Fund

Annual Report
For the Year Ended
October 31, 2023

First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income Fund
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Preferred Securities and Income Fund
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
First Trust Preferred Securities and Income Fund	Net Asset Value (NAV)
Class A (FPEAX)	$17.39
Class C (FPECX)	$17.53
Class F (FPEFX)	$17.62
Class I (FPEIX)	$17.53
Class R3 (FPERX)	$17.31

Sector Allocation	% of Total Investments
Financials	78.8%
Energy	8.4
Utilities	4.4
Consumer Staples	3.1
Industrials	2.4
Real Estate	1.8
Materials	0.6
Communication Services	0.4
Consumer Discretionary	0.1
Total	100.0%

Country Allocation	% of Total Investments
United States	47.5%
United Kingdom	11.2
Canada	9.9
France	6.5
Bermuda	4.7
Netherlands	3.7
Spain	2.9
Mexico	2.8
Australia	2.8
Multinational	2.5
Italy	2.4
Germany	1.4
Switzerland	0.7
Denmark	0.5
Sweden	0.5
Total	100.0%
Credit Quality(1)	% of Total Fixed-Income Investments
A-	0.7%
BBB+	12.2
BBB	23.9
BBB-	31.4
BB+	15.7
BB	9.6
BB-	3.0
B+	0.9
Not Rated	2.6
Total	100.0%

Top Ten Holdings	% of Total Investments
Bank of America Corp., Series TT	2.8%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	2.5
Barclays PLC	2.2
Wells Fargo & Co., Series L	1.9
Intesa Sanpaolo S.p.A.	1.9
HSBC Holdings PLC	1.8
Toronto-Dominion Bank (The)	1.6
Enbridge, Inc., Series 16-A	1.6
Barclays PLC	1.6
Lloyds Banking Group PLC	1.5
Total	19.4%

Dividend Distributions	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R3 Shares
Current Monthly Distribution per Share(2)	$0.0888	$0.0774	$0.0902	$0.0925	$0.0851
Current Distribution Rate on NAV(3)	6.13%	5.30%	6.14%	6.33%	5.90%
(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Most recent distribution paid through October 31, 2023. Subject to change in the future.
(3)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by NAV as of October 31, 2023. Subject to change in the future.

First Trust Preferred Securities and Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance of a $10,000 investment
This chart compares your Fund’s Class I performance to that of the ICE BofA US Investment Grade Institutional Capital Securities Index from 10/31/2013 through 10/31/2023.

First Trust Preferred Securities and Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance as of October 31, 2023
	A Shares Inception 2/25/2011		C Shares Inception 2/25/2011		F Shares Inception 3/2/2011	I Shares Inception 1/11/2011	R3 Shares Inception 3/2/2011	Blended Index*(4)(5)	CIPS* ICE BofA US Investment Grade Institutional Capital Securities Index
Cumulative Total Returns	w/o sales charge	w/max 4.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charge	w/o sales charge	w/o sales charge	w/o sales charge
1 Year	(0.51)%	(4.98)%	(1.20)%	(2.14)%	(0.41)%	(0.20)%	(0.76)%	1.27%	5.89%
Average Annual Total Returns
5 Years	1.41%	0.48%	0.70%	0.70%	1.50%	1.66%	1.12%	1.61%	3.20%
10 Years	3.70%	3.22%	2.97%	2.97%	3.81%	3.98%	3.41%	N/A	3.99%
Since Inception	4.15%	3.77%	3.42%	3.42%	4.28%	4.52%	3.80%	N/A	5.02%
30-Day SEC Yield(6)	5.92%		5.44%		6.32%	6.46%	6.01%	N/A	N/A
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and Rule 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for Class R3 Shares were 0.75% of average daily net assets.
(4)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.
(6)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Commentary
First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Executive Vice President and Senior Portfolio Manager
Eric Weaver - Executive Vice President, Chief Strategist and Portfolio Manager
Angelo Graci, CFA - Executive Vice President, Head of Credit Research and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2011, except for Eric Weaver and Angelo Graci, who have served as a member of the portfolio management team since 2020 and 2022, respectively.
Commentary
Market Recap
For the 12-month period October 31, 2023, the preferred and hybrid securities market earned modestly positive returns despite several periods of significant market volatility. The resilience of the preferred and hybrid securities market was on full display during the period, as strong earnings and high current yields were able to counteract rising interest rates, losses from the Credit Suisse AT1 write-down, and regional bank failures in the U.S. However, performance was mixed across market segments. The best performing segment of the preferred and hybrid securities market was the $1,000 par investment grade (“IG”) institutional market, which produced returns of 5.89%. Non-IG $1,000 pars were the second best performing market segment, returning 1.21%. Meanwhile, $1,000 par contingent convertible capital securities (“CoCos”) returned -0.77% during the period after a turbulent March 2023 during which the Credit Suisse AT1 bonds were written down. However, CoCos bounced back significantly during the second half of the period, leading all market segments. The worst performing market segment for the second straight fiscal year was the long duration $25 par retail market, which returned -2.09%.
Performance Analysis
For the 12-month period ended October 31, 2023, the Fund’s I-shares produced a total return of -0.20%. This compares to a total return of 1.27% for the Fund’s benchmark (the “Benchmark”), which is a blend of 30% of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, 30% of the ICE BofA US Investment Grade Institutional Capital Securities Index, 30% of the ICE USD Contingent Capital Index and 10% of the ICE BofA US High Yield Institutional Capital Securities Index.
The Fund’s underperformance relative to the Benchmark during the period was driven by its security selection and underweight to European banks as well as its security selection within regional banks and super regional banks. Other detractors from relative performance were the Fund’s underweight to emerging market banks, its underweight and security selection to U.S. Global Systemically Important Banks and security selection within Real Estate Investment Trusts. However, the Fund offset some of this underperformance through its shorter duration stance and exposure to floating rate securities, which are not held in the Benchmark. Also, the Fund benefited from its overweight exposure to aircraft lessors, energy pipelines and Farm Credit banks, as well as its security selection within Insurance sector.
Market and Fund Outlook
As we look ahead to 2024, we believe recent volatility has created an opportunity in the preferred and hybrid securities market for patient investors over the long term. Near term, our base case for the preferred and hybrid securities market is for a carry environment where price upside may be limited by lackluster fund inflows, market volatility and high yielding risk-free alternatives. Although headwinds may persist for the preferred market in terms of interest rate volatility and recession risks, in our opinion, the preferred market is pricing in a significant amount of risk compared to other fixed income asset classes, as evidenced by its elevated credit spreads. Longer term, we believe investors face a compelling entry point given the discounted prices, high income and historically

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2023 (Unaudited)
attractive yield to worst in the market. We also believe active management may provide additional upside potential for investors through duration management and security selection based on relative value and credit analysis. For the Fund in particular, underlying portfolio securities priced at a discount to par and the relatively high distribution income may be attractive to investors who are seeking income and the potential for capital appreciation.

First Trust Preferred Securities and Income Fund
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,007.40	$ 6.93	$ 1,000.00	$ 1,018.30	$ 6.97	1.37%
Class C	$ 1,000.00	$ 1,004.20	$ 10.76	$ 1,000.00	$ 1,014.47	$ 10.82	2.13%
Class F	$ 1,000.00	$ 1,007.80	$ 6.63	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class I	$ 1,000.00	$ 1,009.20	$ 5.57	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R3	$ 1,000.00	$ 1,006.20	$ 8.50	$ 1,000.00	$ 1,016.74	$ 8.54	1.68%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Preferred Securities and Income Fund
Portfolio of Investments
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 13.3%
	Automobiles – 0.2%
13,042	Ford Motor Co.	6.50%	08/15/62	$272,839
	Banks – 2.2%
32,003	Bank of America Corp., Series KK	5.38%	(a)	661,182
3,033	Citizens Financial Group, Inc., Series D (b)	6.35%	(a)	69,729
94,986	JPMorgan Chase & Co., Series LL	4.63%	(a)	1,782,887
22,821	KeyCorp (b)	6.20%	(a)	381,339
37,038	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	821,873
4,155	Texas Capital Bancshares, Inc., Series B	5.75%	(a)	67,353
10,557	US Bancorp, Series K	5.50%	(a)	207,973
7,519	Valley National Bancorp, Series B, 3 Mo. LIBOR + 3.58% (c)	9.23%	(a)	161,207
3,232	Wells Fargo & Co., Series AA	4.70%	(a)	57,109
9,637	Wells Fargo & Co., Series Z	4.75%	(a)	171,539
				4,382,191
	Capital Markets – 0.9%
25,553	Affiliated Managers Group, Inc.	4.20%	09/30/61	391,983
54,191	Carlyle Finance LLC	4.63%	05/15/61	885,481
27,468	KKR Group Finance Co., IX LLC	4.63%	04/01/61	454,870
				1,732,334
	Consumer Finance – 0.0%
2,923	Capital One Financial Corp., Series J	4.80%	(a)	45,979
	Diversified REITs – 0.3%
27,478	Global Net Lease, Inc., Series A	7.25%	(a)	471,522
	Electric Utilities – 0.3%
13,786	SCE Trust IV, Series J (b)	5.38%	(a)	270,895
10,824	SCE Trust V, Series K (b)	5.45%	(a)	238,669
				509,564
	Financial Services – 0.7%
24,797	Apollo Global Management, Inc. (b)	7.63%	09/15/53	648,689
39,795	Equitable Holdings, Inc., Series A	5.25%	(a)	717,504
				1,366,193
	Gas Utilities – 0.4%
67,017	South Jersey Industries, Inc.	5.63%	09/16/79	842,069
	Independent Power & Renewable Electricity Producers – 0.4%
35,878	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	490,452
21,958	Brookfield Renewable Partners, L.P., Series 17	5.25%	(a)	353,304
				843,756
	Insurance – 5.0%
59,126	Aegon Funding Co., LLC	5.10%	12/15/49	1,101,518
71,719	American Equity Investment Life Holding Co., Series A (b)	5.95%	(a)	1,516,857
36,659	American Equity Investment Life Holding Co., Series B (b)	6.63%	(a)	840,224
4,822	AmTrust Financial Services, Inc.	7.25%	06/15/55	75,706
5,383	AmTrust Financial Services, Inc.	7.50%	09/15/55	87,016
28,000	Arch Capital Group Ltd., Series G	4.55%	(a)	484,400
2,045	Argo Group International Holdings Ltd. (b)	7.00%	(a)	44,949
10,322	Aspen Insurance Holdings, Ltd.	5.63%	(a)	175,577
48,607	Aspen Insurance Holdings, Ltd.	5.63%	(a)	770,907
1,656	Athene Holding Ltd., Series D	4.88%	(a)	26,794
52,818	Athene Holding Ltd., Series E (b)	7.75%	(a)	1,315,168

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
29,701	Athene Holding, Ltd., Series A (b)	6.35%	(a)	$627,582
23,160	CNO Financial Group, Inc.	5.13%	11/25/60	354,348
73,827	Delphi Financial Group, Inc., 3 Mo. CME Term SOFR + CSA + 3.19% (c)	8.82%	05/15/37	1,651,879
14,596	Metlife, Inc., Series E	5.63%	(a)	313,960
17,455	Metlife, Inc., Series F	4.75%	(a)	326,932
10,700	Phoenix Cos. (The), Inc.	7.45%	01/15/32	190,781
3,164	RenaissanceRe Holdings, Ltd.	4.20%	(a)	48,821
				9,953,419
	Mortgage Real Estate Investment Trusts – 0.3%
23,983	AGNC Investment Corp., Series F (b)	6.13%	(a)	479,420
	Multi-Utilities – 0.8%
30,326	Algonquin Power & Utilities Corp., Series 19-A (b)	6.20%	07/01/79	745,716
28,651	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	438,074
29,230	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(a)	444,296
				1,628,086
	Oil, Gas & Consumable Fuels – 0.4%
274	Energy Transfer, L.P., Series D (b)	10.36%	(a)	6,866
28,567	NuStar Energy, L.P., Series A, 3 Mo. CME Term SOFR + CSA + 6.77% (c)	12.44%	(a)	727,602
				734,468
	Real Estate Management & Development – 1.0%
53,333	Brookfield Property Partners, L.P., Series A	5.75%	(a)	522,663
10,209	Brookfield Property Partners, L.P., Series A-1	6.50%	(a)	114,953
53,680	Brookfield Property Partners, L.P., Series A2	6.38%	(a)	588,870
56,901	Brookfield Property Preferred, L.P.	6.25%	07/26/81	682,812
3,087	DigitalBridge Group, Inc., Series I	7.15%	(a)	64,858
115	DigitalBridge Group, Inc., Series J	7.13%	(a)	2,399
				1,976,555
	Specialized REITs – 0.0%
2,712	National Storage Affiliates Trust, Series A	6.00%	(a)	56,708
	Wireless Telecommunication Services – 0.4%
11,017	United States Cellular Corp.	6.25%	09/01/69	181,781
246	United States Cellular Corp.	5.50%	03/01/70	3,656
46,062	United States Cellular Corp.	5.50%	06/01/70	673,426
				858,863
	Total $25 Par Preferred Securities			26,153,966
	(Cost $34,556,444)
$1,000 PAR PREFERRED SECURITIES – 2.4%
	Banks – 2.4%
1,013	Bank of America Corp., Series L	7.25%	(a)	1,066,892
3,519	Wells Fargo & Co., Series L	7.50%	(a)	3,717,120
	Total $1,000 Par Preferred Securities			4,784,012
	(Cost $6,131,525)
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 80.9%
	Banks – 43.5%
$1,400,000	Australia & New Zealand Banking Group Ltd. (b) (d) (e)	6.75%	(a)	$1,359,449
1,100,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (e)	9.38%	(a)	1,063,426
1,300,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (e)	6.50%	(a)	1,228,004
900,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.50%	(a)	777,419
1,000,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.63%	(a)	906,917
1,100,000	Banco Mercantil del Norte S.A. (b) (d) (e)	8.38%	(a)	1,004,233
1,600,000	Banco Santander S.A. (b) (e)	4.75%	(a)	1,154,609
2,200,000	Banco Santander S.A. (b) (e) (f)	7.50%	(a)	2,140,094
500,000	Bank of America Corp., Series RR (b)	4.38%	(a)	404,800
5,900,000	Bank of America Corp., Series TT (b)	6.13%	(a)	5,562,048
2,300,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	2,255,714
1,300,000	Barclays PLC (b) (e)	4.38%	(a)	891,759
3,230,000	Barclays PLC (b) (e)	8.00%	(a)	3,167,158
4,960,000	Barclays PLC (b) (e)	8.00%	(a)	4,399,520
650,000	BBVA Bancomer S.A. (b) (d) (e)	5.88%	09/13/34	563,732
1,300,000	BBVA Bancomer S.A. (b) (d) (e)	8.45%	06/29/38	1,241,024
2,950,000	BNP Paribas S.A. (b) (d) (e)	4.63%	(a)	2,053,121
1,840,000	BNP Paribas S.A. (b) (d) (e)	7.75%	(a)	1,710,599
2,450,000	BNP Paribas S.A. (b) (d) (e)	8.50%	(a)	2,353,687
1,000,000	Citigroup, Inc. (b)	3.88%	(a)	840,915
2,000,000	Citigroup, Inc. (b)	7.38%	(a)	1,912,559
500,000	Citigroup, Inc. (b)	7.63%	(a)	482,721
817,000	Citigroup, Inc., Series M (b)	6.30%	(a)	795,320
2,770,000	Citigroup, Inc., Series P (b)	5.95%	(a)	2,637,042
650,000	Citizens Financial Group, Inc., Series F (b)	5.65%	(a)	563,796
547,000	Citizens Financial Group, Inc., Series G (b)	4.00%	(a)	373,803
2,500,000	CoBank ACB, Series I (b)	6.25%	(a)	2,362,132
1,115,000	CoBank ACB, Series K (b)	6.45%	(a)	1,038,554
600,000	Commerzbank AG (b) (e) (f)	7.00%	(a)	543,045
1,100,000	Credit Agricole S.A. (b) (d) (e)	6.88%	(a)	1,070,223
1,050,000	Danske Bank A.S. (b) (e) (f)	7.00%	(a)	1,004,813
600,000	Farm Credit Bank of Texas, Series 3 (b) (d)	6.20%	(a)	543,000
1,100,000	Farm Credit Bank of Texas, Series 4 (b) (d)	5.70%	(a)	1,039,500
630,000	Fifth Third Bancorp, Series L (b)	4.50%	(a)	537,099
3,600,000	HSBC Holdings PLC (b) (e)	8.00%	(a)	3,541,500
1,130,000	ING Groep N.V. (b) (e)	5.75%	(a)	994,829
1,000,000	ING Groep N.V. (b) (e)	6.50%	(a)	936,565
3,200,000	ING Groep N.V. (b) (e) (f)	7.50%	(a)	2,875,731
3,882,000	Intesa Sanpaolo S.p.A. (b) (d) (e)	7.70%	(a)	3,634,984
1,000,000	Lloyds Banking Group PLC (b) (e)	6.75%	(a)	922,558
2,331,000	Lloyds Banking Group PLC (b) (e)	7.50%	(a)	2,168,529
3,350,000	Lloyds Banking Group PLC (b) (e)	8.00%	(a)	2,950,034
87,000	M&T Bank Corp., Series F (b)	5.13%	(a)	65,935
200,000	NatWest Group PLC (b) (e)	6.00%	(a)	183,722
2,100,000	NatWest Group PLC (b) (e)	8.00%	(a)	2,040,948
1,011,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	850,008
494,000	PNC Financial Services Group (The), Inc., Series V (b)	6.20%	(a)	440,740
2,045,000	PNC Financial Services Group (The), Inc., Series W (b)	6.25%	(a)	1,688,149
3,250,000	Societe Generale S.A. (b) (d) (e)	5.38%	(a)	2,339,045
1,500,000	Societe Generale S.A. (b) (d) (e)	9.38%	(a)	1,451,810
1,600,000	Standard Chartered PLC (b) (d) (e)	4.30%	(a)	1,123,634
500,000	Standard Chartered PLC (b) (d) (e)	7.75%	(a)	480,971
1,000,000	Svenska Handelsbanken AB (b) (e) (f)	4.75%	(a)	750,133
200,000	Swedbank AB (b) (e) (f)	7.63%	(a)	186,175
3,250,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	3,196,577

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$400,000	Truist Financial Corp., Series P (b)	4.95%	(a)	$363,776
400,000	UniCredit S.p.A. (b) (e) (f)	8.00%	(a)	395,060
750,000	UniCredit S.p.A. (b) (d)	5.46%	06/30/35	615,611
1,760,000	Wells Fargo & Co. (b)	7.63%	(a)	1,766,683
				85,945,542
	Capital Markets – 5.1%
1,568,000	Apollo Management Holdings, L.P. (b) (d)	4.95%	01/14/50	1,393,862
1,500,000	Ares Finance Co. III LLC (b) (d)	4.13%	06/30/51	1,124,597
1,516,000	Charles Schwab (The) Corp., Series G (b)	5.38%	(a)	1,447,110
500,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	341,834
795,000	Charles Schwab (The) Corp., Series I (b)	4.00%	(a)	631,962
400,000	Charles Schwab (The) Corp., Series K (b)	5.00%	(a)	316,916
4,100,000	Credit Suisse Group AG, Claim (g) (h)			451,000
1,600,000	Credit Suisse Group AG, Claim (g) (h)			176,000
2,425,000	Credit Suisse Group AG, Claim (g) (h)			266,750
1,500,000	Credit Suisse Group AG, Claim (g) (h)			165,000
2,800,000	Deutsche Bank AG, Series 2020 (b) (e)	6.00%	(a)	2,268,436
500,000	EFG International AG (b) (e) (f)	5.50%	(a)	379,245
1,100,000	Goldman Sachs Group (The), Inc., Series W (b)	7.50%	(a)	1,081,578
				10,044,290
	Construction Materials – 0.5%
1,050,000	Cemex SAB de CV (b) (d)	9.13%	(a)	1,077,704
	Consumer Finance – 1.2%
1,117,000	Ally Financial, Inc., Series B (b)	4.70%	(a)	728,534
529,000	American Express Co. (b)	3.55%	(a)	416,588
1,652,000	Capital One Financial Corp., Series M (b)	3.95%	(a)	1,153,889
				2,299,011
	Electric Utilities – 0.2%
320,000	American Electric Power Co., Inc. (b)	3.88%	02/15/62	252,904
186,000	Edison International, Series A (b)	5.38%	(a)	167,153
				420,057
	Financial Services – 3.0%
2,500,000	American AgCredit Corp. (b) (d)	5.25%	(a)	2,300,000
1,500,000	Capital Farm Credit ACA, Series 1 (b) (d)	5.00%	(a)	1,357,500
600,000	Compeer Financial ACA (b) (d)	4.88%	(a)	543,000
1,920,000	Corebridge Financial, Inc. (b)	6.88%	12/15/52	1,776,104
				5,976,604
	Food Products – 3.1%
300,000	Dairy Farmers of America, Inc. (i)	7.13%	(a)	272,250
1,305,000	Land O’Lakes Capital Trust I (i)	7.45%	03/15/28	1,207,125
1,400,000	Land O’Lakes, Inc. (d)	7.00%	(a)	1,029,000
1,200,000	Land O’Lakes, Inc. (d)	7.25%	(a)	942,000
3,000,000	Land O’Lakes, Inc. (d)	8.00%	(a)	2,670,000
				6,120,375
	Insurance – 11.4%
1,822,000	Assurant, Inc. (b)	7.00%	03/27/48	1,752,720
850,000	Assured Guaranty Municipal Holdings, Inc. (b) (d)	6.40%	12/15/66	727,001
2,100,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	1,662,506
2,000,000	CNP Assurances SACA (b) (f)	4.88%	(a)	1,450,820
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$1,276,000	Enstar Finance LLC (b)	5.75%	09/01/40	$1,127,980
1,085,000	Enstar Finance LLC (b)	5.50%	01/15/42	866,704
1,000,000	Fortegra Financial Corp. (b) (i)	8.50%	10/15/57	948,404
600,000	Global Atlantic Fin Co. (d)	7.95%	06/15/33	558,528
4,027,000	Global Atlantic Fin Co. (b) (d)	4.70%	10/15/51	2,809,064
2,570,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (c) (d)	7.75%	02/12/47	2,203,517
1,174,000	Kuvare US Holdings, Inc. (b) (d)	7.00%	02/17/51	1,185,740
300,000	La Mondiale SAM (b) (f)	5.88%	01/26/47	278,712
1,920,000	Lancashire Holdings Ltd. (b) (f)	5.63%	09/18/41	1,546,667
1,558,000	Liberty Mutual Group, Inc. (b) (d)	4.13%	12/15/51	1,239,623
1,000,000	Prudential Financial, Inc. (b)	6.00%	09/01/52	896,524
2,000,000	QBE Insurance Group Ltd. (b) (d)	5.88%	(a)	1,916,441
1,000,000	QBE Insurance Group Ltd. (b) (f)	6.75%	12/02/44	985,307
301,000	QBE Insurance Group Ltd. (b) (f)	5.88%	06/17/46	285,562
				22,441,820
	Multi-Utilities – 2.2%
3,150,000	Algonquin Power & Utilities Corp. (b)	4.75%	01/18/82	2,490,091
475,000	Dominion Energy, Inc., Series C (b)	4.35%	(a)	388,859
1,870,000	Sempra (b)	4.13%	04/01/52	1,442,677
				4,321,627
	Oil, Gas & Consumable Fuels – 7.9%
1,308,000	Buckeye Partners, L.P., 3 Mo. LIBOR + 4.02% (c)	9.69%	01/22/78	1,069,689
2,132,000	Enbridge, Inc. (b)	6.25%	03/01/78	1,871,022
600,000	Enbridge, Inc. (b)	7.63%	01/15/83	538,165
1,200,000	Enbridge, Inc. (b)	8.50%	01/15/84	1,150,168
3,638,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	3,172,090
1,000,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	834,759
490,000	Energy Transfer, L.P., Series B (b)	6.63%	(a)	380,362
2,852,000	Energy Transfer, L.P., Series F (b)	6.75%	(a)	2,585,523
2,125,000	Energy Transfer, L.P., Series G (b)	7.13%	(a)	1,769,972
66,000	Enterprise Products Operating LLC (b)	5.38%	02/15/78	56,213
130,000	Enterprise Products Operating LLC, Series E (b)	5.25%	08/16/77	111,894
1,500,000	Transcanada Trust (b)	5.50%	09/15/79	1,194,081
1,200,000	Transcanada Trust (b)	5.60%	03/07/82	927,687
				15,661,625
	Retail REITs – 0.5%
400,000	Scentre Group Trust 2 (b) (d)	4.75%	09/24/80	359,590
800,000	Scentre Group Trust 2 (b) (d)	5.13%	09/24/80	660,599
				1,020,189
	Trading Companies & Distributors – 2.3%
2,610,000	AerCap Holdings N.V. (b)	5.88%	10/10/79	2,452,337
700,000	Air Lease Corp., Series B (b)	4.65%	(a)	597,550
1,944,000	Aircastle Ltd. (b) (d)	5.25%	(a)	1,534,103
				4,583,990
	Total Capital Preferred Securities			159,912,834
	(Cost $186,310,431)

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 2.4%
	Insurance – 2.4%
$4,925,666	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (d) (j)	7.63%	10/15/25	$4,804,839
	(Cost $4,994,259)

Total Investments – 99.0%	195,655,651
(Cost $231,992,659)
Net Other Assets and Liabilities – 1.0%	1,939,705
Net Assets – 100.0%	$197,595,356

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Floating or variable rate security.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund’s (the “Trust”) Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $54,705,667 or 27.7% of net assets.
(e)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2023, securities noted as such amounted to $58,256,741 or 29.5% of net assets. Of these securities, 7.7% originated in emerging markets, and 92.3% originated in foreign markets.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Claim pending with the administrative court of Switzerland.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2023, this security paid all of its interest in cash.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Gas Utilities	$ 842,069	$ —	$ 842,069	$ —
Insurance	9,953,419	7,948,037	2,005,382	—
Other Industry Categories*	15,358,478	15,358,478	—	—
$1,000 Par Preferred Securities*	4,784,012	4,784,012	—	—
Capital Preferred Securities*	159,912,834	—	159,912,834	—
Foreign Corporate Bonds and Notes*	4,804,839	—	4,804,839	—
Total Investments	$ 195,655,651	$ 28,090,527	$ 167,565,124	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 195,655,651
Cash	273,624
Receivables:
Interest	2,338,009
Fund shares sold	248,802
Dividends	48,603
Reclaims	44,695
Investment securities sold	1,305
Prepaid expenses	76,009
Total Assets	198,686,698
LIABILITIES:
Payables:
Fund shares redeemed	691,274
Investment advisory fees	140,378
Distributions	93,478
Audit and tax fees	44,290
Transfer agent fees	31,815
12b-1 distribution and service fees	31,626
Shareholder reporting fees	18,568
Administrative fees	13,731
Custodian fees	12,827
Legal fees	6,002
Commitment and administrative agency fees	4,784
Trustees’ fees and expenses	922
Registration fees	876
Financial reporting fees	771
Total Liabilities	1,091,342
NET ASSETS	$197,595,356
NET ASSETS consist of:
Paid-in capital	$ 260,413,349
Par value	112,905
Accumulated distributable earnings (loss)	(62,930,898)
NET ASSETS	$197,595,356
Investments, at cost	$231,992,659
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $44,662,273 and 2,567,926 shares of beneficial interest issued and outstanding)	$17.39
Maximum sales charge (4.50% of offering price)	0.82
Maximum offering price to public	$18.21
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $25,015,701 and 1,427,069 shares of beneficial interest issued and outstanding)	$17.53
Class F Shares:
Net asset value and redemption price per share (Based on net assets of $783,463 and 44,464 shares of beneficial interest issued and outstanding)	$17.62
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $126,528,486 and 7,216,064 shares of beneficial interest issued and outstanding)	$17.53
Class R3 Shares:
Net asset value and redemption price per share (Based on net assets of $605,433 and 34,969 shares of beneficial interest issued and outstanding)	$17.31
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 12,600,821
Dividends	2,809,335
Foreign withholding tax	(38,462)
Total investment income	15,371,694
EXPENSES:
Investment advisory fees	1,771,846
12b-1 distribution and/or service fees:
Class A	110,186
Class C	321,296
Class F	2,647
Class R3	3,302
Transfer agent fees	301,135
Registration fees	78,835
Legal fees	70,568
Shareholder reporting fees	56,215
Commitment and administrative agency fees	52,287
Custodian fees	48,834
Audit and tax fees	45,815
Trustees’ fees and expenses	18,769
Administrative fees	15,635
Financial reporting fees	9,250
Listing expense	3,960
Other	9,622
Total expenses	2,920,202
Fees waived and expenses reimbursed by the investment advisor	(36,989)
Net expenses	2,883,213
NET INVESTMENT INCOME (LOSS)	12,488,481
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(14,723,984)
Net change in unrealized appreciation (depreciation) on investments	1,056,879
NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,667,105)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,178,624)

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 12,488,481	$ 13,438,120
Net realized gain (loss)	(14,723,984)	(2,277,777)
Net change in unrealized appreciation (depreciation)	1,056,879	(54,355,497)
Net increase (decrease) in net assets resulting from operations	(1,178,624)	(43,195,154)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(2,436,132)	(2,255,861)
Class C Shares	(1,509,451)	(1,647,844)
Class F Shares	(97,515)	(38,661)
Class I Shares	(8,174,525)	(9,035,354)
Class R3 Shares	(34,894)	(30,813)
Total distributions to shareholders from investment operations	(12,252,517)	(13,008,533)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	—	(11,498)
Class C shares	—	(8,398)
Class F shares	—	(197)
Class I shares	—	(45,884)
Class R3 shares	—	(161)
Total distributions to shareholders from return of capital	—	(66,138)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	97,745,798	83,021,009
Proceeds from shares reinvested	11,043,842	11,660,379
Cost of shares redeemed	(130,199,640)	(131,824,511)
Net increase (decrease) in net assets resulting from capital transactions	(21,410,000)	(37,143,123)
Total increase (decrease) in net assets	(34,841,141)	(93,412,948)
NET ASSETS:
Beginning of period	232,436,497	325,849,445
End of period	$197,595,356	$232,436,497
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2023	2022	2021	2020	20219
Net asset value, beginning of period	$ 18.47	$ 22.58	$ 21.31	$ 22.07	$ 20.85
Income from investment operations:
Net investment income (loss) (a)	1.01	0.95	0.95	1.01	1.12
Net realized and unrealized gain (loss)	(1.08)	(4.12)	1.34	(0.70)	1.25
Total from investment operations	(0.07)	(3.17)	2.29	0.31	2.37
Distributions paid to shareholders from:
Net investment income	(1.01)	(0.94)	(0.92)	(0.98)	(1.12)
Return of capital	—	(0.00) (b)	(0.10)	(0.09)	(0.03)
Total distributions	(1.01)	(0.94)	(1.02)	(1.07)	(1.15)
Net asset value, end of period	$17.39	$18.47	$22.58	$21.31	$22.07
Total return (c)	(0.51)%	(14.36)%	10.89%	1.53%	11.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 44,662	$ 44,713	$ 56,365	$ 43,802	$ 39,719
Ratio of total expenses to average net assets	1.38% (d)	1.30%	1.33%	1.36%	1.41%
Ratio of net expenses to average net assets	1.38% (d)	1.30%	1.33%	1.36%	1.40%
Ratio of net investment income (loss) to average net assets	5.55%	4.61%	4.22%	4.78%	5.27%
Portfolio turnover rate	38%	30%	38%	46%	41%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	For the year ended October 31, 2023, ratios reflect extraordinary legal expenses of 0.01%, which are not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.60	$ 22.72	$ 21.43	$ 22.18	$ 20.93
Income from investment operations:
Net investment income (loss) (a)	0.90	0.81	0.79	0.87	0.98
Net realized and unrealized gain (loss)	(1.10)	(4.15)	1.35	(0.71)	1.26
Total from investment operations	(0.20)	(3.34)	2.14	0.16	2.24
Distributions paid to shareholders from:
Net investment income	(0.87)	(0.78)	(0.77)	(0.83)	(0.96)
Return of capital	—	(0.00) (b)	(0.08)	(0.08)	(0.03)
Total distributions	(0.87)	(0.78)	(0.85)	(0.91)	(0.99)
Net asset value, end of period	$17.53	$18.60	$22.72	$21.43	$22.18
Total return (c)	(1.20)%	(14.97)%	10.11%	0.84%	11.01%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 25,016	$ 36,112	$ 51,756	$ 54,264	$ 57,898
Ratio of total expenses to average net assets	2.11% (d)	2.02%	2.04%	2.07%	2.06%
Ratio of net expenses to average net assets	2.11% (d)	2.02%	2.04%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	4.84%	3.89%	3.51%	4.09%	4.61%
Portfolio turnover rate	38%	30%	38%	46%	41%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	For the year ended October 31, 2023, ratios reflect extraordinary legal expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class F Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.71	$ 22.87	$ 21.59	$ 22.32	$ 21.07
Income from investment operations:
Net investment income (loss) (a)	0.97	0.96	0.97	1.06	1.16
Net realized and unrealized gain (loss)	(1.03)	(4.16)	1.36	(0.70)	1.26
Total from investment operations:	(0.06)	(3.20)	2.33	0.36	2.42
Distributions paid to shareholders from:
Net investment income	(1.03)	(0.96)	(0.95)	(1.02)	(1.14)
Return of capital	—	(0.00) (b)	(0.10)	(0.07)	(0.03)
Total distributions	(1.03)	(0.96)	(1.05)	(1.09)	(1.17)
Net asset value, end of period	$17.62	$18.71	$22.87	$21.59	$22.32
Total return (c)	(0.41)%	(14.36)%	10.91%	1.79%	11.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 783	$ 688	$ 969	$ 993	$ 4,238
Ratio of total expenses to average net assets	2.35% (d)	3.73%	3.17%	2.36%	1.65%
Ratio of net expenses to average net assets	1.31% (d)	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	5.27%	4.61%	4.25%	4.83%	5.43%
Portfolio turnover rate	38%	30%	38%	46%	41%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	For the year ended October 31, 2023, ratios reflect extraordinary legal expenses of 0.01%, which are not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.60	$ 22.72	$ 21.43	$ 22.23	$ 20.98
Income from investment operations:
Net investment income (loss) (a)	1.08	1.02	1.02	1.08	1.19
Net realized and unrealized gain (loss)	(1.09)	(4.15)	1.35	(0.76)	1.26
Total from investment operations	(0.01)	(3.13)	2.37	0.32	2.45
Distributions paid to shareholders from:
Net investment income	(1.06)	(0.98)	(0.97)	(1.02)	(1.17)
Return of capital	—	(0.01)	(0.11)	(0.10)	(0.03)
Total distributions	(1.06)	(0.99)	(1.08)	(1.12)	(1.20)
Net asset value, end of period	$17.53	$18.60	$22.72	$21.43	$22.23
Total return (b)	(0.20)%	(14.09)%	11.21%	1.63%	12.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 126,528	$ 150,234	$ 216,022	$ 190,093	$ 176,503
Ratio of total expenses to average net assets	1.09% (c)	1.00%	1.03%	1.05%	1.04%
Ratio of net expenses to average net assets	1.09% (c)	1.00%	1.03%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	5.85%	4.90%	4.51%	5.09%	5.60%
Portfolio turnover rate	38%	30%	38%	46%	41%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2023, ratios reflect extraordinary legal expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class R3 Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.40	$ 22.51	$ 21.26	$ 22.02	$ 20.81
Income from investment operations:
Net investment income (loss) (a)	0.96	0.88	0.87	0.95	1.06
Net realized and unrealized gain (loss)	(1.09)	(4.10)	1.35	(0.70)	1.24
Total from investment operations:	(0.13)	(3.22)	2.22	0.25	2.30
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.89)	(0.88)	(0.92)	(1.06)
Return of capital	—	(0.00) (b)	(0.09)	(0.09)	(0.03)
Total distributions	(0.96)	(0.89)	(0.97)	(1.01)	(1.09)
Net asset value, end of period	$17.31	$18.40	$22.51	$21.26	$22.02
Total return (c)	(0.76)%	(14.67)%	10.56%	1.32%	11.44%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 605	$ 690	$ 738	$ 683	$ 792
Ratio of total expenses to average net assets	4.47% (d)	4.53%	4.45%	4.20%	4.46%
Ratio of net expenses to average net assets	1.66% (d)	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	5.27%	4.29%	3.90%	4.51%	5.02%
Portfolio turnover rate	38%	30%	38%	46%	41%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	For the year ended October 31, 2023, ratios reflect extraordinary legal expenses of 0.01%, which are not included in the expense cap.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income Fund
October 31, 2023
1. Organization
First Trust Preferred Securities and Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective seeks to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the last sale price on the exchange on which they are principally traded;
2)	the value of similar foreign securities traded on other foreign markets;
3)	ADR trading of similar securities;
4)	closed-end fund or exchange-traded fund trading of similar securities;
5)	foreign currency exchange activity;
6)	the trading prices of financial products that are tied to baskets of foreign securities;
7)	factors relating to the event that precipitated the pricing problem;
8)	whether the event is likely to recur;
9)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	10/04/16	300,000	$90.75	$310,125	$272,250	0.14%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17	1,000,000	94.84	1,000,000	948,404	0.48
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	07/23/14-03/20/15	1,305,000	92.50	1,335,279	1,207,125	0.61
				$2,645,404	$2,427,779	1.23%
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $196,128, an increase in accumulated net realized gain (loss) of $129,990, and an increase to paid-in capital of $66,138. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$12,252,517	$13,008,533
Capital gains	—	—
Return of capital	—	66,138
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$346,309
Undistributed capital gains	—
Total undistributed earnings	346,309
Accumulated capital and other losses	(27,505,644)
Net unrealized appreciation (depreciation)	(35,771,563)
Total accumulated earnings (losses)	(62,930,898)
Other	—
Paid-in capital	260,526,254
Total net assets	$197,595,356
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $27,505,644 of non-expiring of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$231,427,214	$1,111,109	$(36,882,672)	$(35,771,563)
F. Expenses
The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
First Trust and Stonebridge have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2025 and then from exceeding 1.50% from March 1, 2025 to February 28, 2034 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on the Fund’s class level, if applicable, by First Trust and Stonebridge for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
reimbursement for the fiscal year ended October 31, 2023 and the expenses borne by First Trust and Stonebridge subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2023	Total
$ 36,989	$ —	$ 38,675	$ 41,224	$ 36,989	$ 116,888
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. Effective September 25, 2023, The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Prior to September 25, 2023, Brown Brothers Harriman & Co. (“BBH”) served as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH was responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH was responsible for custody of the Fund’s assets.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Value	Shares	Value
Sales:
Class A	700,969	$ 12,677,334	652,681	$ 13,057,774
Class C	165,334	3,076,384	126,015	2,655,985
Class F	337,020	6,170,657	1,457	29,653
Class I	4,036,891	75,765,632	3,262,960	67,174,343
Class R3	3,084	55,791	5,008	103,254
Total Sales	5,243,298	$ 97,745,798	4,048,121	$ 83,021,009
Dividend Reinvestment:
Class A	110,098	$ 2,007,862	91,894	$ 1,868,039
Class C	71,418	1,316,499	70,762	1,448,469
Class F	4,480	81,585	1,106	22,811
Class I	414,158	7,616,976	405,366	8,302,927
Class R3	1,150	20,920	901	18,133
Total Dividend Reinvestment	601,304	$ 11,043,842	570,029	$ 11,660,379

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Value	Shares	Value
Redemptions:
Class A	(663,878)	$ (12,161,614)	(820,280)	$ (16,722,017)
Class C	(750,895)	(13,672,700)	(533,545)	(10,987,572)
Class F	(333,838)	(6,012,421)	(8,113)	(162,559)
Class I	(5,310,156)	(98,231,767)	(5,099,823)	(103,927,524)
Class R3	(6,762)	(121,138)	(1,198)	(24,839)
Total Redemptions	(7,065,529)	$ (130,199,640)	(6,462,959)	$ (131,824,511)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2023, were $83,414,561 and $103,726,218, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Preferred Securities and Income Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
The Fund hereby designates as qualified dividend income 53.91% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended October 31, 2023. In addition, 20.36% of the ordinary income distributions (including short-term capital gain, if applicable) made by the Fund during the fiscal year ended October 31, 2023, qualify for corporate dividends received deduction available to corporate shareholders.
A portion of the ordinary dividends (including short-term capital gains) paid to shareholders during the taxable year ended October 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”),

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June  meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2024 and agreed to keep the long-term expense cap in place from March 1, 2024 through February 28, 2033.  The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with the same strategy and asset mix difficult; (ii) certain peer group fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iii) not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the Performance Universe median for the one-, three-, five- and ten-year periods ended December 31, 2021.  The Board also noted that the Fund (Class A shares) outperformed the blended benchmark index for the one-year period ended December 31, 2021 and underperformed the blended benchmark index for the three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board considered the ownership interest of FTCP in the Sub-Advisor and potential indirect benefits to the Advisor from such ownership interest.  The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and the Sub-Advisor’s statement that it would add resources as needed if it experiences enough asset growth.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income Fund
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust/Confluence
Small Cap Value Fund

Annual Report
For the Year Ended
October 31, 2023

First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Confluence Small Cap Value Fund
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Confluence Small Cap Value Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
First Trust/Confluence Small Cap Value Fund	Net Asset Value (NAV)
Class A (FOVAX)	$25.15
Class C (FOVCX)	$20.99
Class I (FOVIX)	$26.35

Sector Allocation	% of Total Investments
Industrials	24.8%
Financials	24.3
Consumer Staples	16.9
Consumer Discretionary	12.7
Utilities	6.4
Information Technology	3.4
Communication Services	3.0
Materials	2.9
Energy	2.9
Health Care	2.1
Real Estate	0.6
Total	100.0%
Top Ten Holdings	% of Total Investments
Morningstar, Inc.	4.3%
Stewart Information Services Corp.	4.3
Brown & Brown, Inc.	4.1
John Bean Technologies Corp.	4.1
Winnebago Industries, Inc.	3.8
John B. Sanfilippo & Son, Inc.	3.7
MGP Ingredients, Inc.	3.5
Hagerty, Inc., Class A	3.4
Edgewell Personal Care Co.	3.4
Movado Group, Inc.	3.4
Total	38.0%

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the Russell 2000® Value Index and the Russell 2000® Index from 10/31/2013 through 10/31/2023.

Performance as of October 31, 2023
	Class A Inception 2/24/2011		Class C Inception 3/2/2011		Class I Inception 1/11/2011	R2000V*	R2000*
Cumulative Total Returns	w/o sales charge	w/max 5.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges
1 Year	-6.78%	-11.90%	-7.48%	-8.28%	-6.56%	(9.93)%	(8.56)%
Average Annual Total Returns
5 Years	-0.49%	-1.61%	-1.20%	-1.20%	-0.12%	3.26%	3.31%
10 Years	4.23%	3.64%	3.42%	3.42%	4.44%	5.20%	5.63%
Since Inception	5.83%	5.36%	4.73%	4.73%	6.14%	6.83%	7.38%
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

Portfolio Commentary
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Confluence Small Cap Value Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have an average of over 20 years of portfolio management experience each. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Portfolio Management Team
Mark Keller, CFA - Chief Executive Officer and Chief Investment Officer of Confluence
Daniel Winter, CFA - Senior Vice President and Chief Investment Officer - Value Equity of Confluence
Thomas Dugan, CFA - Vice President and Portfolio Manager of Confluence
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mark Keller and Daniel Winter have served as a part of the portfolio management team of the Fund since 2011. Thomas Dugan has served as a part of the portfolio management team of the Fund since 2015.
Market Recap
The equity markets have been choppy throughout the 12-month period ended October 31, 2023 as inflation and recession fears have garnered much press. One might recall that we entered the period with lots of uncertainty surrounding the surge in inflation witnessed in 2021-2022 along with questions of whether it would persist. There were also elevated concerns of whether the economy was heading into a recession. Although inflation has declined, it remains elevated and above the target rate set by the Federal Reserve (the “Fed”) while concerns about the economy linger. This uncertainty was on display throughout the period as the small capitalization markets fluctuated from positive to negative each quarter. The period ended with the Russell 2000® Index and Russell 2000® Value Index down 8.56% and 9.93%, respectively. Of course, this was on the heels of the small capitalization indexes posting negative results in the 2022 fiscal year with the Russell 2000® Index posting a down year of -18.54% and the Russell 2000® Value Index down -10.73%. It has been a tough couple of years for small cap investors.
The main culprit of these negative results has been inflation and interest rates, with the Fed aggressively raising the Federal Funds target rate from 0% in early 2022 to 5.5% by July 2023 to combat inflation. While the pace of increases has slowed in 2023, the structure of rates has risen across the board. However, the rise was sharpest on the short end of the curve in the first half of 2023, while the longer end remained relatively stable as the three-month Treasury Note (“T-Note”) increased 101 basis points (“bps”), from 4.42% to 5.43%, yet the 10-Year T-Note increased only 13 bps, from 3.62% to 3.75%. This trend switched in the third quarter of 2023 with the longer end of the curve rising while the short end stabilized as the three-month T-Note increased 12 bps, from 5.43% to 5.55%, yet the 10-Year T-Note increased 63 bps, from 3.75% to 4.38%. In essence, the yield curve is beginning to flatten. The rise in longer-term rates was likely driven by a shift in the perception that inflation may be stickier than expected and the Fed may need to keep rates higher for longer. This, of course, put pressure on longer-term securities such as equities and long-dated bonds.
The weakness has been masked as the mega-capitalization businesses aptly referenced as the “Magnificent 7” (Alphabet Inc., Amazon.com, Inc., Apple Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation, and Tesla, Inc.) have carried the S&P 500® Index. This is evident when comparing the Invesco Equally Weighted S&P 500 ETF (RSP) to the S&P 500® Index over the 12-month period ended October 31, 2023, which was -0.93% versus 10.12%, respectively. The bias toward mega-caps is not new; it began about seven years ago as evidenced by the performance of the Russell 1000® Index relative to the Russell 2000® Index (see chart).

Portfolio Commentary (Continued)
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2023 (Unaudited)
The past decades of easy monetary policy—Zero Interest Rate Policy (“ZIRP”) and Quantitative Easing (“QE”)— when rates were held on the floor and the Fed’s balance sheet swelled, were intended to spark more risk taking. Thus, it should be no surprise that the result was less prudent allocations of capital. This is very apparent in the small cap and venture capital/early-stage equity environment in which unprofitable businesses were able to continue attracting capital despite not producing earnings. These unprofitable entities, or “zombie” companies, have risen more than twofold in the small cap market as their percentage of the overall market has grown from the low-20s to mid-40s. Meanwhile, the venture capital or early-stage funding markets have produced an outsized number of unicorns (companies valued at over $1 billion) that are not generating sufficient cash flow. The increase in rates, and return to positive real rates, will likely bring more prudent capital allocation which should pressure zombie company funding at a point when small caps offer historically compelling valuations.
The Fund also had a difficult fiscal year, with Class I shares down 6.56%, experiencing many of the same headwinds as fundamentals and valuations remain out of favor.
Performance Analysis
The markets saw extremely wide dispersion in sector performance as the Energy sector posted solid returns, while most of the other sectors were flat to negative except for the Industrials sector.
The Fund also saw wide dispersion among sector performance with the Consumer Staples, Energy, and Industrials sectors posting positive results.
The relative outperformance was driven by strength in the Consumer Staples sector, primarily Spectrum Brands Holdings, Inc. and J&J Snack Foods Corp., as well as the overweight in the Industrials sector and underweight to the Health Care sector.
The recent economic backdrop in the small cap markets has created many opportunities and we have been busy capitalizing on the situation to improve the quality of the portfolio over the course of the fiscal year. The Fund has added seven new names (Hagerty, Inc., Stewart Information Services Corp., John B. Sanfilippo & Son, Inc., Cavco Industries, Inc., Ecovyst, Inc., Tripadvisor, Inc., and UFP Technologies, Inc.) during the period.
Market and Fund Outlook
The lingering concerns around inflation and recession have been swirling since early 2023 and are not likely to be resolved any time soon. This apprehension will tend to result in swings between optimism of soft landings and pessimism of hard landings, with these bouts, in our opinion, causing continued choppiness for investors. The optimist can lean on the fiscal policies that are providing a tailwind for the economy, which are large spending programs such as the Infrastructure and Investment Jobs Act, the Inflation Reduction Act, and the CHIPS and Science Act as well as the strong labor market. The pessimist can point to the headwinds the economy is facing, such as higher rates, oil prices, the return of student loan payments, and inflation. We do not consider ourselves prognosticators in calling markets over the near-term, but the return of real rates should be welcome to savers. It should also place the

Portfolio Commentary (Continued)
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2023 (Unaudited)
importance of risk management and fundamentals closer to the forefront for investors as we navigate an environment that is no longer awash with easy money (ZIRP and QE).
Going forward, the markets are still contending with elevated inflation that persists at levels well above the Fed’s target, and while the economy remains resilient, there are continued concerns of an ensuing recession. Our crystal ball is filled with the muddy waters of the Mississippi so we refrain from speculating on whether there will be a hard or soft landing, although we find that when the calls get louder for one or the other it tends to indicate that something different will occur. More importantly, the return to positive real interest rates will result in businesses and investors sharpening their focus on the real cost of capital, which requires greater discernment in risk analysis. At Confluence, we remain committed to our philosophy that focuses on managing risk, not returns, with an emphasis on owning competitively advantaged, quality businesses trading at attractive valuations with a long-term investment horizon.

First Trust/Confluence Small Cap Value Fund
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust/Confluence Small Cap Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 917.90	$ 7.73	$ 1,000.00	$ 1,017.14	$ 8.13	1.60%
Class C	$ 1,000.00	$ 914.20	$ 11.34	$ 1,000.00	$ 1,013.36	$ 11.93	2.35%
Class I	$ 1,000.00	$ 919.10	$ 6.53	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments
October 31, 2023
Shares	Description	Value
COMMON STOCKS – 100.0%
	Automobiles – 3.8%
13,478	Winnebago Industries, Inc.	$781,050
	Beverages – 3.5%
7,750	MGP Ingredients, Inc.	733,615
	Building Products – 5.4%
23,099	AZEK (The) Co., Inc. (a)	605,194
49,698	Hayward Holdings, Inc. (a)	521,829
		1,127,023
	Capital Markets – 4.3%
3,560	Morningstar, Inc.	901,534
	Chemicals – 2.9%
66,237	Ecovyst, Inc. (a)	609,380
	Electrical Equipment – 2.8%
20,925	Allient, Inc.	577,530
	Energy Equipment & Services – 2.9%
28,372	Core Laboratories, Inc.	607,728
	Financial Services – 5.4%
27,876	Cannae Holdings, Inc. (a)	455,773
35,380	I3 Verticals, Inc., Class A (a)	663,375
		1,119,148
	Food Products – 6.8%
4,197	J&J Snack Foods Corp.	657,292
7,509	John B. Sanfilippo & Son, Inc.	767,870
		1,425,162
	Gas Utilities – 3.2%
18,320	Northwest Natural Holding Co.	672,527
	Ground Transportation – 3.3%
38,555	Marten Transport Ltd.	677,797
	Health Care Equipment & Supplies – 2.1%
2,862	UFP Technologies, Inc. (a)	446,243
	Household Durables – 3.2%
2,672	Cavco Industries, Inc. (a)	666,691
	Household Products – 3.1%
8,693	Spectrum Brands Holdings, Inc.	654,757
	Insurance – 14.5%
12,389	Brown & Brown, Inc.	860,044
27,109	BRP Group, Inc., Class A (a)	567,391
91,625	Hagerty, Inc., Class A (a)	707,345
20,450	Stewart Information Services Corp.	893,052
		3,027,832
Shares	Description	Value

	Interactive Media & Services – 3.0%
41,693	TripAdvisor, Inc. (a)	$615,389
	IT Services – 3.4%
12,009	Perficient, Inc. (a)	698,804
	Leisure Products – 2.4%
55,162	American Outdoor Brands, Inc. (a)	489,838
	Machinery – 13.4%
61,406	Gates Industrial Corp. PLC (a)	670,553
8,181	John Bean Technologies Corp.	850,988
2,838	Kadant, Inc.	624,360
2,932	RBC Bearings, Inc. (a)	644,571
		2,790,472
	Personal Care Products – 3.4%
20,080	Edgewell Personal Care Co.	700,792
	Real Estate Management & Development – 0.6%
12,400	RE/MAX Holdings, Inc., Class A	133,424
	Textiles, Apparel & Luxury Goods – 3.4%
25,152	Movado Group, Inc.	700,735
	Water Utilities – 3.2%
10,514	SJW Group	656,915
	Total Investments – 100.0%	20,814,386
	(Cost $19,731,026)
	Net Other Assets and Liabilities – 0.0%	2,979
	Net Assets – 100.0%	$20,817,365

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,814,386	$ 20,814,386	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 20,814,386
Receivables:
Investment securities sold	83,512
From investment advisor	35,096
Fund shares sold	34,904
Dividends	11,395
Prepaid expenses	38,325
Total Assets	21,017,618
LIABILITIES:
Due to custodian	47,927
Payables:
Fund shares redeemed	68,486
Audit and tax fees	44,091
Transfer agent fees	8,223
Custodian fees	6,038
Administrative fees	4,533
Shareholder reporting fees	4,359
Interest and fees on loan	3,833
Legal fees	2,956
Registration fees	2,856
Trustees’ fees and expenses	934
12b-1 distribution and service fees	847
Financial reporting fees	770
Other liabilities	4,400
Total Liabilities	200,253
NET ASSETS	$20,817,365
NET ASSETS consist of:
Paid-in capital	$ 19,409,774
Par value	7,978
Accumulated distributable earnings (loss)	1,399,613
NET ASSETS	$20,817,365
Investments, at cost	$19,731,026
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $2,233,773 and 88,823 shares of beneficial interest issued and outstanding)	$25.15
Maximum sales charge (5.50% of offering price)	1.46
Maximum offering price to public	$26.61
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $379,436 and 18,079 shares of beneficial interest issued and outstanding)	$20.99
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $18,204,156 and 690,905 shares of beneficial interest issued and outstanding)	$26.35
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Dividends	$ 303,252
Interest	34,144
Foreign withholding tax	(128)
Other	831
Total investment income	338,099
EXPENSES:
Investment advisory fees	261,223
Transfer agent fees	90,578
Registration fees	53,772
Administrative fees	51,383
Audit and tax fees	46,233
Commitment and administrative agency fees	38,234
Trustees’ fees and expenses	20,003
Shareholder reporting fees	19,925
12b-1 distribution and/or service fees:
Class A	7,456
Class C	5,761
Financial reporting fees	9,250
Legal fees	8,183
Listing expense	2,400
Custodian fees	1,146
Other	3,047
Total expenses	618,594
Fees waived and expenses reimbursed by the investment advisor	(252,730)
Net expenses	365,864
NET INVESTMENT INCOME (LOSS)	(27,765)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	351,667
Net change in unrealized appreciation (depreciation) on investments	(1,820,720)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,469,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,496,818)

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ (27,765)	$ (81,286)
Net realized gain (loss)	351,667	3,196,030
Net change in unrealized appreciation (depreciation)	(1,820,720)	(9,687,557)
Net increase (decrease) in net assets resulting from operations	(1,496,818)	(6,572,813)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(356,896)	(38,305)
Class C Shares	(89,342)	(15,999)
Class I Shares	(2,674,023)	(348,176)
Total distributions to shareholders from investment operations	(3,120,261)	(402,480)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	4,264,267	4,875,411
Proceeds from shares reinvested	3,103,810	399,634
Cost of shares redeemed	(9,599,221)	(22,221,842)
Net increase (decrease) in net assets resulting from capital transactions	(2,231,144)	(16,946,797)
Total increase (decrease) in net assets	(6,848,223)	(23,922,090)
NET ASSETS:
Beginning of period	27,665,588	51,587,678
End of period	$20,817,365	$27,665,588
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 30.64	$ 37.10	$ 26.75	$ 30.95	$ 33.98
Income from investment operations:
Net investment income (loss) (a)	(0.08)	(0.14)	(0.16)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(1.76)	(5.97)	10.51	(4.10)	0.83
Total from investment operations	(1.84)	(6.11)	10.35	(4.20)	0.75
Distributions paid to shareholders from:
Net realized gain	(3.65)	(0.35)	—	—	(3.78)
Net asset value, end of period	$25.15	$30.64	$37.10	$26.75	$30.95
Total return (b)	(6.78)%	(16.65)%	38.69%	(13.57)%	4.77%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,234	$ 3,164	$ 4,381	$ 3,326	$ 8,612
Ratio of total expenses to average net assets	3.04%	2.61%	2.41%	2.69%	2.66%
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.42)%	(0.45)%	(0.34)%	(0.28)%
Portfolio turnover rate	21%	17%	16%	18%	25%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Share	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 26.34	$ 32.19	$ 23.29	$ 27.30	$ 30.61
Income from investment operations:
Net investment income (loss) (a)	(0.25)	(0.35)	(0.37)	(0.26)	(0.27)
Net realized and unrealized gain (loss)	(1.45)	(5.15)	9.27	(3.75)	0.74
Total from investment operations	(1.70)	(5.50)	8.90	(4.01)	0.47
Distributions paid to shareholders from:
Net realized gain	(3.65)	(0.35)	—	—	(3.78)
Net asset value, end of period	$20.99	$26.34	$32.19	$23.29	$27.30
Total return (b)	(7.48)%	(17.27)%	38.21%	(14.65)%	4.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 379	$ 664	$ 1,488	$ 1,811	$ 2,671
Ratio of total expenses to average net assets	6.39%	4.76%	3.76%	4.06%	3.87%
Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.18)%	(1.19)%	(1.05)%	(1.03)%
Portfolio turnover rate	21%	17%	16%	18%	25%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 31.85	$ 38.47	$ 27.63	$ 31.76	$ 34.65
Income from investment operations:
Net investment income (loss) (a)	(0.02)	(0.06)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(1.83)	(6.21)	10.92	(4.10)	0.90
Total from investment operations	(1.85)	(6.27)	10.84	(4.13)	0.89
Distributions paid to shareholders from:
Net realized gain	(3.65)	(0.35)	—	—	(3.78)
Net asset value, end of period	$26.35	$31.85	$38.47	$27.63	$31.76
Total return (b)	(6.56)%	(16.45)%	39.23%	(13.00)%	5.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,204	$ 23,838	$ 45,719	$ 29,487	$ 15,747
Ratio of total expenses to average net assets	2.18%	1.79%	1.65%	1.96%	2.22%
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.16)%	(0.21)%	(0.11)%	(0.02)%
Portfolio turnover rate	21%	17%	16%	18%	25%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Confluence Small Cap Value Fund
October 31, 2023
1. Organization
First Trust/Confluence Small Cap Value Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations (“Small-Cap Companies”) at the time of investment that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023
market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $60,985, a decrease in accumulated net realized gain (loss) of $30,192, and a decrease to paid-in capital of $30,793. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$—	$—
Capital gains	3,120,261	402,480
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	318,312
Total undistributed earnings	318,312
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	1,081,301
Total accumulated earnings (losses)	1,399,613
Other	—
Paid-in capital	19,417,752
Total net assets	$20,817,365
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had no non-expiring net capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$19,733,085	$3,403,757	$(2,322,456)	$1,081,301
E. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust and Confluence have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2025 and then from exceeding 1.70% from March 1, 2025 to February 28, 2034 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Confluence are subject to recovery on the Fund’s class level, if applicable, by First Trust and Confluence for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2023 and the expenses borne by First Trust and Confluence subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2023	Total
$ 252,730	$ —	$ 193,717	$ 206,310	$ 252,730	$ 652,757
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. Effective September 25, 2023, The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Prior to September 25, 2023, Brown Brothers Harriman & Co. (“BBH”) served as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH was responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH was responsible for custody of the Fund’s assets.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Value	Shares	Value
Sales:
Class A	34,525	$ 864,904	27,684	$ 918,435
Class C	2,477	60,053	3,140	97,104
Class I	112,709	3,339,310	110,509	3,859,872
Total Sales	149,711	$ 4,264,267	141,333	$ 4,875,411
Dividend Reinvestment:
Class A	12,950	$ 349,645	1,021	$ 37,512
Class C	3,939	89,342	486	15,466
Class I	94,430	2,664,823	9,089	346,656
Total Dividend Reinvestment	111,319	$ 3,103,810	10,596	$ 399,634
Redemptions:
Class A	(61,933)	$ (1,588,327)	(43,526)	$ (1,452,775)
Class C	(13,545)	(320,603)	(24,631)	(696,835)
Class I	(264,629)	(7,690,291)	(559,770)	(20,072,232)
Total Redemptions	(340,107)	$ (9,599,221)	(627,927)	$ (22,221,842)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2023, were $5,357,945 and $9,562,031, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023
line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Confluence Small Cap Value Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended October 31, 2023, the amount of long-term capital gain distributions by the Fund was $3,120,261, which is taxable at the applicable capital gain tax rates for federal income tax purposes.
There were no ordinary distributions made by the Fund during the taxable year ended October 31, 2023; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2025 and agreed to keep the long-term expense cap in place from March 1, 2025 through February 28, 2034.  The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund (Class A shares) underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that many of its costs are fixed, allowing for economies of scale.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor and one of its affiliates from the Sub-Advisor’s relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements.  The Board noted certain additional indirect benefits identified by the Sub-Advisor deriving from the exposure provided by its relationship with the Fund and the Advisor.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Confluence Small Cap Value Fund
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Short Duration
High Income Fund

Annual Report
For the Year Ended
October 31, 2023

First Trust Short Duration High Income Fund
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Short Duration High Income Fund
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Short Duration High Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Short Duration High Income Fund
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
First Trust Short Duration High Income Fund	Net Asset Value (NAV)
Class A (FDHAX)	$17.69
Class C (FDHCX)	$17.68
Class I (FDHIX)	$17.69

Credit Quality(1)	% of Senior Loans and other Debt Securities(2)
BBB	0.3%
BBB-	6.3
BB+	2.5
BB	4.0
BB-	6.3
B+	21.3
B	31.8
B-	15.0
CCC+	11.3
CCC	0.6
Not Rated	0.6
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(2)
Verscend Technologies, Inc. (Cotiviti)	4.8%
SS&C Technologies Holdings, Inc.	4.6
Alliant Holdings I, LLC	3.7
Open Text Corporation (GXS)	3.3
Zelis Payments Buyer, Inc.	3.3
Cablevision (aka CSC Holdings, LLC)	3.2
Nexstar Broadcasting, Inc.	3.1
Charter Communications Operating, LLC	3.0
HUB International Ltd.	2.6
athenahealth, Inc. (Minerva Merger Sub, Inc.)	2.1
Total	33.7%
Industry Classification	% of Senior Loans and Other Securities(2)
Software	21.9%
Insurance	14.0
Media	13.9
Health Care Technology	13.8
Containers & Packaging	4.7
Hotels, Restaurants & Leisure	4.4
Commercial Services & Supplies	4.3
Health Care Providers & Services	3.5
Diversified Telecommunication Services	3.1
Trading Companies & Distributors	2.7
Professional Services	2.3
Machinery	2.0
Capital Markets	1.6
Automobile Components	1.5
Health Care Equipment & Supplies	1.2
IT Services	1.1
Electronic Equipment, Instruments & Components	0.9
Pharmaceuticals	0.6
Specialty Retail	0.6
Life Sciences Tools & Services	0.6
Diversified Financial Services	0.6
Beverages	0.3
Diversified Consumer Services	0.2
Aerospace & Defense	0.1
Building Products	0.1
Total	100.0%

Dividend Distributions	A Shares	C Shares	I Shares
Current Monthly Distribution per Share(3)	$0.1213	$0.110	$0.125
Current Distribution Rate on NAV(4)	8.23%	7.47%	8.48%
(1)	The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Percentages are based on long-term positions. Money market funds are excluded.
(3)	Most recent distribution paid through October 31, 2023. Subject to change in the future.
(4)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by NAV as of October 31, 2023. Subject to change in the future.

First Trust Short Duration High Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the ICE BofA US High Yield Constrained Index, the Morningstar® LSTA® US Leveraged Loan Index and the Blended Index(5).

(5)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the Morningstar® LSTA® US Leveraged Loan Index returns. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust Short Duration High Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance as of October 31, 2023
	A Shares Inception 11/1/2012(6)		C Shares Inception 11/1/2012(7)		I Shares Inception 11/1/2012(8)	Blended Index*	HUC0*	SPBDAL*
Cumulative Total Returns	w/o sales charge	w/max 3.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charge	w/o sales charge	w/o sales charge
1 Year	7.08%	3.35%	6.29%	5.29%	7.32%	9.05%	5.81%	11.92%
Average Annual Total Returns
5 Years	2.50%	1.78%	1.75%	1.75%	2.76%	3.75%	2.86%	4.46%
10 Years	2.91%	2.54%	2.15%	2.15%	3.17%	4.05%	3.77%	4.22%
Since Inception	3.35%	3.02%	2.58%	2.58%	3.61%	4.32%	4.21%	4.33%
30-Day SEC Yield(9)	8.22%		7.63%		8.72%	N/A	N/A	N/A
* Since inception return is based on inception date of the Fund.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and Rule 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.
(6)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the fund’s Class A net asset value of approximately $0.049 per share on that date, which represented a positive impact on the fund’s Class A performance of 0.28%. Without the change to the pricing methodology, the performance of the fund without sales charge would have been 5.93%, 6.80%, 2.44%, 2.45%, 2.88%, and 3.33%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended October 31, 2023, respectively, and would have been 6.34%, 8.97%, 2.50%, 2.46%, 3.06%, and 3.39%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended September 29, 2023, respectively. Without the change to the pricing methodology, the performance of the fund with sales charge would have been 2.23%, 3.07%, 1.22%, 1.72%, 2.52%, and 2.99%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended October 31, 2023, respectively, and would have been 2.63%, 5.18%, 1.29%, 1.73%, 2.70%, and 3.05%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended September 29, 2023, respectively.
(7)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the fund’s Class C net asset value of approximately $0.048 per share on that date, which represented a positive impact on the fund’s Class C performance of 0.27%. Without the change to the pricing methodology, the performance of the fund without sales charge would have been 5.27%, 6.00%, 1.68%, 1.70%, 2.12%, and 2.56% in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended October 31, 2023, respectively, and would have been 5.75%, 8.16%, 1.74%, 1.69%, 2.29%, and 2.62% in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended September 29, 2023, respectively. Without the change to the pricing methodology, the performance of the fund with sales charge would have been 4.28%, 5.01%, 1.68%, 1.70%, 2.12%, and 2.56%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended October 31, 2023, respectively, and would have been 4.75%, 7.16%, 1.74%, 1.69%, 2.29%, and 2.62%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended September 29, 2023, respectively.
(8)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the fund’s Class I net asset value of approximately $0.052 per share on that date, which represented a positive impact on the fund’s Class I performance of 0.30%. Without the change to the pricing methodology, the performance of the fund on a NAV basis would have been 6.09%, 7.04%, 2.67%, 2.70%, 3.14%, and 3.58%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended October 31, 2023, respectively, and would have been 6.48%, 9.20%, 2.75%, 2.71%, 3.32%, and 3.65%, in the year-to-date, one-year, three-year, five-year, ten-year and since fund inception periods ended September 29, 2023, respectively.
(9)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Commentary
First Trust Short Duration High Income Fund
Annual Report
October 31, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income and Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the First Trust Short Duration High Income Fund (the “Fund”). Mr. Housey has served as a part of the portfolio management team of the Fund since 2013, while Mr. Scott has served as part of the portfolio management team of the Fund since 2020.
Annual Report Commentary
First Trust Short Duration High Income Fund
The primary investment objective of the Fund is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained elevated as the November 2022 Consumer Price Index printed 7.10% on a year-over-year basis, while the Federal Reserve (the “Fed”) simultaneously reiterated its commitment to a 2.00% inflation target. At this point, the upper bound of the Federal Funds target rate sat at 3.25%. However, by the Fed’s December 2022 Federal Open Market Committee (“FOMC”) meeting, the committee projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s lack of confidence that inflation would remain subdued. The FOMC raised its target rate once again to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. At the September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period.
For the 12-month period ended October 31, 2023, the 10-Year U.S. Treasury yield increased 88 basis points (“bps”) from 4.05% to 4.93%. While the S&P 500® Index traded near 4,500 at the end of the second quarter of 2023, nearly 1,000 points above its October 2022 bottom, the S&P 500® Index closed at 4,194 on October 31, 2023, providing a 10.14% return over the reporting period.
Senior Loan Market
Senior loan spreads over the 3-month Secured Overnight Funding Rate (“SOFR”) decreased by 110 bps to S + 544 bps during the 12-month period ended October 31, 2023. The current spread is 27 bps above the long-term average spread of S+517 bps (December 1997 – October 2023). Senior loan funds realized inflows in the third quarter of 2023 amounting to $500 million. Outside of the third quarter, senior loan funds experienced outflows, bringing total last 12-month period (“LTM”) net outflows to $27.3 billion. This compares to net inflows of $1.80 billion in the previous LTM period ended October 2022.
In the LTM period, BB rated senior loans (9.82%) underperformed both B rated (13.27%) and CCC rated senior loans (12.40%). The average senior loan price increased from $92.19 at the beginning of the period to $94.76 at the end of the period.
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries tightened 20 bps to T+445 bps in the LTM. The current spread is 102 bps below the long-term average spread of T+547 bps (December 1997 – October 2023). High-yield bond funds reported net outflows of $21.4 billion in the period. This compares to $49.9 billion in net outflows during the previous LTM period ended October 2022.
In the LTM period, BB rated bonds (4.70%) underperformed B rated (6.29%) and CCC rated bonds (8.50%). The average high-yield bond price increased from $85.67 at the beginning of the period to $86.31 at the end of the period.

Portfolio Commentary (Continued)
First Trust Short Duration High Income Fund
Annual Report
October 31, 2023 (Unaudited)
Default Rates
Both high-yield bond and senior loan default rates increased in the 12-month period ended October 31, 2023 as measured by the JP Morgan High-Yield Bond Universe and the Morningstar® LSTA® US Leveraged Loan Index. The LTM default rate of the high-yield bond market rose from 0.84% at the beginning of the period to 1.76% at the end of the period, while the LTM default rate of the senior loan market rose from 0.83% at the beginning of the period to 1.36% at the end of the period. Both high-yield and senior loan default rates remain below their long-term average default rates of 2.99% and 2.70%, respectively.
Fund Performance
The Fund’s Class I shares returned 7.32% over the LTM period ended October 31, 2023. This compares to the Blended Index’s return of 9.05% over the same period. The Blended Index is comprised of 50% of the Morningstar® LSTA® US Leveraged Loan Index and 50% of the ICE BofA US High Yield Constrained Index.
The Fund held 132 individual positions diversified across 25 industries at the end of the same period. By comparison, the Fund held 185 individual positions across 30 industries on October 31, 2022. Software (21.9%), Insurance (14.0%), and Media (13.9%) were the Fund’s top three industry exposures at the end of the period. The Fund increased its allocation to high-yield bonds from 26.71% at the beginning of the period to 36.27% at the end of the period. The Fund’s duration remained low and relatively unchanged from 1.12 years at the beginning of the period to 1.29 years at the end of the period.
The Fund’s overweight allocation to senior loans enhanced performance as senior loans outperformed high-yield bonds over the period. Strong security selection within the Diversified Telecommunications Services industry, coupled with the Fund’s overweight allocation to the Software industry, proved further tailwinds to performance. The Fund’s overweight allocation to the Insurance industry also benefited overall performance. The Fund’s security selection within the Media industry detracted from performance, as well as its underweight allocation to the Commercial Service and Supplies industry.
The Fund’s most recent monthly distribution of $0.1250 per share exceeds the $0.0800 per share distribution paid in October 2022. At the end of the period, the effective yield based on the distributions for the trailing twelve months was 7.26% based on NAV.
The Fund experienced zero defaults in the last 12-month period. This compares to 42 defaults in the LTM period across both the JP Morgan High-Yield Bond Universe (21) and the Morningstar® LSTA® US Leveraged Loan Index (21). Since inception, the Fund has experienced 12 defaults, which compares to 461 across both the JP Morgan High-Yield Bond Universe (281) and the Morningstar® LSTA® US Leveraged Loan Index (180) over the same period. The Fund’s LTM default rate of 0.00% compares to the JP Morgan High-Yield Bond Universe’s LTM default rate of 1.76% and the Morningstar® LSTA® US Leveraged Loan Index’s LTM default rate of 1.36%.
Market and Fund Outlook
Our market framework centers on our view that the Fed’s hiking cycle is nearing its end, in our opinion. While the Fed may leak incremental hikes into the market, today’s fixed income markets are much more balanced when it comes to income and interest rate risk. Elevated yields continue to support future positive returns in fixed income, in our view. However, we expect market volatility to continue as investors attempt to gauge the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Improved valuations have created attractive opportunities in the corporate credit landscape, in our view. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Short Duration High Income Fund
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Short Duration High Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,028.40	$ 6.14	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class C	$ 1,000.00	$ 1,024.60	$ 10.26	$ 1,000.00	$ 1,015.07	$ 10.21	2.01%
Class I	$ 1,000.00	$ 1,029.70	$ 5.12	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Short Duration High Income Fund
Portfolio of Investments
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 56.3%
	Application Software – 11.7%
$151,701	ConnectWise, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	09/30/28	$148,060
839,286	Epicor Software Corp., First Lien Term Loan C, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.69%	07/30/27	835,921
1,615,675	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.49%	10/01/27	1,548,357
758,280	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.44%	12/01/27	758,542
118,649	Informatica Corp., Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.19%	10/29/28	118,556
355,161	Internet Brands, Inc. (Web MD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. CME Term SOFR + 3.75%, 1.00% Floor	9.19%	09/15/24	355,717
1,035,284	Internet Brands, Inc. (Web MD/MH Sub I, LLC), 2nd Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	11.57%	02/23/29	908,140
416,639	Internet Brands, Inc. (Web MD/MH Sub I, LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.19%	09/15/24	417,552
23,304	ION Trading Technologies Limited, Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.24%	04/01/28	22,610
1,398,879	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.28%	08/31/27	890,540
694,238	McAfee Corp. (Condor Merger Sub, Inc.), Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.16%	02/28/29	665,764
132,443	N-Able, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.43%	07/19/28	132,278
780,598	Open Text Corp. (GXS), 2023 Replacement Term Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.17%	01/31/30	780,871
102,593	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.50% Floor	10.07%	10/31/30	99,804
353,983	RealPage, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 6.50%, 0.75% Floor	11.93%	04/22/29	353,674
698,331	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.44%	04/24/28	683,673
1,168,748	SolarWinds Holdings, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.07%	02/05/27	1,166,311
715,596	Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.76%	05/03/26	712,748
				10,599,118
	Asset Management & Custody Banks – 1.4%
769,113	Edelman Financial Engines Center, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.75% Floor	8.94%	04/07/28	757,054
494,486	Edelman Financial Engines Center, LLC, Term Loan Second Lien, 1 Mo. CME Term SOFR + CSA + 6.75%, 0.00% Floor	12.19%	07/20/26	493,249
				1,250,303
	Broadcasting – 1.3%
103,687	E.W. Scripps Company, Tranche B-3 Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	8.44%	01/07/28	99,702
406,621	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.94%	09/19/26	406,986
748,919	Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.94%	09/30/26	633,073
				1,139,761

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Building Products – 0.1%
$100,473	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.89%	02/25/29	$95,073
	Cable & Satellite – 0.9%
832,915	Cablevision (aka CSC Holdings, LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	7.70%	07/17/25	811,230
	Casinos & Gaming – 0.6%
467,769	Golden Nugget, Inc. (Fertitta Entertainment, LLC), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.32%	01/27/29	458,166
82,083	Scientific Games Holdings L.P. (Scientific Games Lottery), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.91%	04/04/29	80,841
				539,007
	Commercial Printing – 0.7%
665,856	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	10.42%	10/29/28	629,028
	Education Services – 0.2%
159,611	Ascensus Holdings, Inc. (Mercury), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	08/02/28	156,885
	Electronic Equipment & Instruments – 0.8%
275,071	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.67%	11/03/28	267,621
492,297	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.65%	08/20/25	459,413
				727,034
	Environmental & Facilities Services – 0.4%
383,259	GFL Environmental, Inc., 2023 Refinancing Term Loan, 3 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.91%	05/31/27	383,818
	Health Care Facilities – 0.2%
187,414	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	08/24/28	187,531
	Health Care Services – 1.1%
618,014	CHG Healthcare Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	09/30/28	612,338
197,270	DaVita, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.19%	08/12/26	195,249
217,698	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.44%	11/01/28	215,763
				1,023,350
	Health Care Supplies – 1.1%
985,000	Medline Borrower, L.P. (Mozart), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	10/21/28	979,770
	Health Care Technology – 11.2%
1,735,571	athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.58%	02/15/29	1,685,985
331,150	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.69%	12/16/25	313,730
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Technology (Continued)
$325,058	Ensemble RCM, LLC (Ensemble Health), Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.23%	08/01/26	$325,335
1,340,680	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.69%	03/10/28	1,316,622
982,644	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.44%	10/23/26	984,334
2,871,458	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.44%	08/27/25	2,873,554
2,602,484	Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.94%	09/30/26	2,605,203
				10,104,763
	Hotels, Resorts & Cruise Lines – 0.3%
264,319	Four Seasons Holdings, Inc., 2023 Repricing Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.92%	11/30/29	264,759
	Industrial Machinery & Supplies & Components – 1.3%
308,252	Copeland (Emerald Debt Merger Sub, LLC/EMRLD), Inital Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.32%	05/31/30	307,963
97,864	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	10/21/28	97,259
310,329	Filtration Group Corp., 2023 Extended Term Loan, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.69%	10/21/28	310,813
433,721	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New Term Loan B1 (USD), 6 Mo. CME Term SOFR + 3.50%, 0.50% Floor	9.38%	07/31/27	431,338
				1,147,373
	Insurance Brokers – 10.2%
1,479,416	Alliant Holdings I, LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	11/06/27	1,476,109
498,728	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, Term Loan B-4, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.94%	11/06/27	497,613
245,500	AmWINS Group, Inc., Feb. 2023 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.75% Floor	8.19%	02/19/28	245,316
329,863	AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	02/12/27	327,287
344,709	AssuredPartners, Inc., Incremental Term Loan 2022, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.82%	02/12/27	342,124
491,072	AssuredPartners, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.94%	02/12/27	487,423
1,348,976	BroadStreet Partners, Inc., Initial Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.44%	01/27/27	1,337,293
81,663	BroadStreet Partners, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.32%	01/26/29	81,544
1,860,736	HUB International Limited, 2023 Refinancing Term Loan B-5, 3 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.66%	06/20/30	1,861,983
206,135	HUB International Limited, Term Loan B4, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.07%	11/10/29	206,105
148,985	IMA Financial Group, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.67%	11/01/28	149,078
248,364	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.69%	02/13/27	244,048
1,149,870	OneDigital Borrower, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.67%	11/16/27	1,148,910

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Insurance Brokers (Continued)
$129,822	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.42%	09/01/27	$129,931
657,370	USI, Inc. (fka Compass Investors, Inc.), 2022 New Term Loan, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.14%	11/22/29	656,480
				9,191,244
	Integrated Telecommunication Services – 2.2%
1,083,628	Numericable (Altice France S.A. or SFR), Term Loan B-12, 3 Mo. LIBOR + 3.69%, 0.00% Floor	9.34%	01/31/26	1,015,446
261,584	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	9.63%	08/14/26	244,854
347,545	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.33%, 0.50% Floor	9.65%	03/09/27	294,790
462,447	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.44%	03/09/27	391,961
				1,947,051
	IT Consulting & Other Services – 0.5%
498,744	CDK Global, Inc. (Central Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.41%	07/06/29	496,562
	Life Sciences Tools & Services – 0.5%
473,564	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 1.00% Floor	9.44%	01/08/27	467,793
	Managed Health Care – 0.3%
264,616	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.92%	08/31/28	246,221
	Office Services & Supplies – 1.4%
1,245,992	Dun & Bradstreet Corp., New Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.18%	02/08/26	1,245,992
	Other Specialty Retail – 0.5%
491,817	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.90%	03/03/28	481,708
	Paper & Plastic Packaging Products & Materials – 0.8%
71,389	Graham Packaging Company, L.P., Initial Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	8.44%	08/04/27	70,791
273,900	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), Term Loan B-2, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.69%	02/05/26	273,689
314,329	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.69%	09/24/28	313,311
68,131	ProAmpac PG Borrower LLC, First Lien Term Loan, 3 Mo. CME Term SOFR + CSA + 4.50%, 0.75% Floor	9.89%	09/15/28	67,322
33,612	ProAmpac PG Borrower LLC, First Lien Term Loan, 3 Mo. PRIME, 1.75% Floor, 3.50% Margin	12.00%	09/15/28	33,213
				758,326
	Pharmaceuticals – 0.5%
472,893	Parexel International Corp. (Phoenix Newco), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	11/15/28	467,899
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Property & Casualty Insurance – 0.8%
$750,152	Sedgewick Claims Management Services, Inc., 2023 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.07%	02/24/28	$748,453
	Research & Consulting Services – 2.0%
43,908	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.19%	02/04/28	43,910
1,551,593	Clarivate Analytics PLC (Camelot), Amendment No. 2 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.00%, 1.00% Floor	8.44%	10/31/26	1,551,593
106,973	Corelogic, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	06/02/28	97,632
144,520	J.D. Power (Project Boost Purchaser, LLC), 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	9.24%	05/30/26	143,833
				1,836,968
	Restaurants – 1.1%
1,022,055	IRB Holding Corp. (Arby’s/Inspire Brands), 2022 Replacement Term B Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.42%	12/15/27	1,012,473
	Security & Alarm Services – 0.6%
500,000	Garda World Security Corp., Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.00% Floor	9.75%	10/30/26	499,220
	Soft Drinks & Non-alcoholic Beverages – 0.3%
252,520	Tropicana (Naked Juice LLC/Bengal Debt Merger Sub, LLC), 1st Lien Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.74%	01/24/29	232,977
	Specialized Finance – 0.4%
261,312	Radiate Holdco, LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.69%	09/25/26	216,939
157,000	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.38%	12/31/30	156,084
				373,023
	Systems Software – 0.1%
102,870	SUSE (Marcel Bidco LLC), New Term Loan B, Daily CME Term SOFR + 4.50%, 0.50% Floor	9.85%	10/31/30	102,355
	Trading Companies & Distributors – 0.8%
715,273	SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	06/04/28	700,074
42,626	SRS Distribution, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.92%	06/04/28	41,640
				741,714
	Total Senior Floating-Rate Loan Interests			50,888,782
	(Cost $52,002,734)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 27.2%
	Aerospace & Defense – 0.1%
111,000	TransDigm, Inc. (c)	6.75%	08/15/28	107,918
	Application Software – 0.8%
530,000	Alteryx, Inc. (c)	8.75%	03/15/28	523,861

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Application Software (Continued)
$456,000	GoTo Group, Inc. (c)	5.50%	08/31/27	$238,310
				762,171
	Broadcasting – 5.5%
533,000	Gray Television, Inc. (c)	7.00%	05/15/27	452,496
785,000	iHeartCommunications, Inc.	8.38%	05/01/27	481,958
625,000	iHeartCommunications, Inc. (c)	4.75%	01/15/28	442,854
2,258,000	Nexstar Media, Inc. (c)	5.63%	07/15/27	2,033,782
63,000	Sinclair Television Group, Inc. (c)	5.13%	02/15/27	49,636
1,657,000	Sirius XM Radio, Inc. (c)	3.13%	09/01/26	1,487,696
				4,948,422
	Cable & Satellite – 4.7%
2,212,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (c)	5.13%	05/01/27	2,038,594
433,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (c)	6.38%	09/01/29	396,696
200,000	CSC Holdings, LLC (c)	11.25%	05/15/28	190,988
3,001,000	CSC Holdings, LLC (c)	5.75%	01/15/30	1,574,774
				4,201,052
	Casinos & Gaming – 1.9%
50,000	Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. (c)	4.63%	01/15/29	42,071
860,000	Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. (c)	6.75%	01/15/30	684,234
1,000,000	VICI Properties 1, LLC (c)	5.75%	02/01/27	957,998
				1,684,303
	Commercial Printing – 0.2%
250,000	Multi-Color Corp. (LABL, Inc.) (c)	10.50%	07/15/27	216,693
	Health Care Services – 1.3%
50,000	DaVita, Inc. (c)	4.63%	06/01/30	39,226
1,816,000	Global Medical Response, Inc. (c)	6.50%	10/01/25	1,156,393
				1,195,619
	Health Care Technology – 1.1%
965,000	Verscend Escrow Corp. (c)	9.75%	08/15/26	958,825
	Industrial Machinery & Supplies & Components – 0.5%
500,000	Emerald Debt Merger Sub, LLC (c)	6.63%	12/15/30	476,250
	Insurance Brokers – 1.3%
1,109,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (c)	6.75%	10/15/27	1,013,770
223,000	AmWINS Group, Inc. (c)	4.88%	06/30/29	191,166
				1,204,936
	Integrated Telecommunication Services – 0.6%
10,000	Zayo Group Holdings, Inc. (c)	4.00%	03/01/27	7,538
748,000	Zayo Group Holdings, Inc. (c)	6.13%	03/01/28	496,215
				503,753
	Managed Health Care – 0.1%
139,000	MPH Acquisition Holdings, LLC (c)	5.75%	11/01/28	103,763
	Metal, Glass & Plastic Containers – 1.6%
1,500,000	Berry Global, Inc. (c)	5.63%	07/15/27	1,433,403
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Paper & Plastic Packaging Products & Materials – 1.2%
$1,086,000	Graham Packaging Co., Inc. (c)	7.13%	08/15/28	$833,168
282,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC (c)	4.00%	10/15/27	246,369
				1,079,537
	Specialized Finance – 0.1%
118,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (c)	4.50%	09/15/26	90,338
	Systems Software – 4.6%
258,000	Boxer Parent Co., Inc. (c)	9.13%	03/01/26	257,212
250,000	Oracle Corp.	6.15%	11/09/29	250,984
3,890,000	SS&C Technologies, Inc. (c)	5.50%	09/30/27	3,653,769
				4,161,965
	Trading Companies & Distributors – 1.6%
1,500,000	United Rentals, Inc. (c)	6.00%	12/15/29	1,444,406
	Total Corporate Bonds and Notes			24,573,354
	(Cost $28,683,033)
FOREIGN CORPORATE BONDS AND NOTES – 4.9%
	Application Software – 2.1%
1,000,000	Open Text Corp. (c)	6.90%	12/01/27	996,210
1,019,000	Open Text Corp. (c)	3.88%	02/15/28	886,795
				1,883,005
	Automotive Parts & Equipment – 1.3%
1,206,000	Clarios Global LP (Power Solutions) (c)	8.50%	05/15/27	1,189,658
	Data Processing & Outsourced Services – 0.4%
485,000	Paysafe Finance PLC/Paysafe Holdings US Corp. (c)	4.00%	06/15/29	390,648
	Metal, Glass & Plastic Containers – 0.5%
510,000	Trivium Packaging Finance B.V. (c)	5.50%	08/15/26	463,118
	Security & Alarm Services – 0.6%
500,000	Garda World Security Corp. (c)	7.75%	02/15/28	481,357
	Total Foreign Corporate Bonds and Notes			4,407,786
	(Cost $4,541,307)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
26,696	Akorn, Inc. (d) (e) (f) (g)	30,033
	(Cost $306,038)
RIGHTS – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (f) (g) (h) (i)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (f) (g) (h) (i)	0
	Total Rights	0
	(Cost $0)

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS – 10.4%
9,413,580	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (j)	$9,413,580
	(Cost $9,413,580)
	Total Investments – 98.8%	89,313,535
	(Cost $94,946,692)
	Net Other Assets and Liabilities – 1.2%	1,049,529
	Net Assets – 100.0%	$90,363,064

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $28,248,198 or 31.3% of net assets.
(d)	This issuer has filed for protection in bankruptcy court.
(e)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(g)	Non-income producing security.
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $0 or 0.0% of net assets.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 50,888,782	$ —	$ 50,888,782	$ —
Corporate Bonds and Notes*	24,573,354	—	24,573,354	—
Foreign Corporate Bonds and Notes*	4,407,786	—	4,407,786	—
Common Stocks*	30,033	—	30,033	—
Rights*	—**	—	—	—**
Money Market Funds	9,413,580	9,413,580	—	—
Total Investments	$ 89,313,535	$ 9,413,580	$ 79,899,955	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 89,313,535
Cash	20,046
Receivables:
Investment securities sold	1,265,760
Interest	688,097
Fund shares sold	73,155
Prepaid expenses	1,297
Total Assets	91,361,890
LIABILITIES:
Payables:
Investment securities purchased	471,280
Fund shares redeemed	350,602
Audit and tax fees	70,126
Distributions	20,791
Shareholder reporting fees	17,230
Investment advisory fees	15,362
Transfer agent fees	13,277
Administrative fees	12,672
12b-1 distribution and service fees	12,660
Custodian fees	6,218
Commitment fees	3,148
Legal fees	2,438
Trustees’ fees and expenses	929
Financial reporting fees	771
Registration fees	440
Other liabilities	882
Total Liabilities	998,826
NET ASSETS	$90,363,064
NET ASSETS consist of:
Paid-in capital	$ 118,823,432
Par value	51,074
Accumulated distributable earnings (loss)	(28,511,442)
NET ASSETS	$90,363,064
Investments, at cost	$94,946,692
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $14,142,996 and 799,331 shares of beneficial interest issued and outstanding)	$17.69
Maximum sales charge (3.50% of offering price)	0.64
Maximum offering price to public	$18.33
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $10,627,845 and 601,177 shares of beneficial interest issued and outstanding)	$17.68
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $65,592,223 and 3,706,931 shares of beneficial interest issued and outstanding)	$17.69
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 8,518,631
Total investment income	8,518,631
EXPENSES:
Investment advisory fees	718,296
12b-1 distribution and/or service fees:
Class A	48,873
Class C	107,176
Transfer agent fees	143,407
Administrative fees	74,701
Registration fees	71,196
Audit and tax fees	70,485
Shareholder reporting fees	54,285
Commitment fees	48,101
Excise tax expense	45,562
Legal fees	23,356
Trustees’ fees and expenses	18,747
Custodian fees	12,537
Financial reporting fees	9,250
Other	98,146
Total expenses	1,544,118
Fees waived by the investment advisor	(156,230)
Net expenses	1,387,888
NET INVESTMENT INCOME (LOSS)	7,130,743
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(2,116,050)
Net change in unrealized appreciation (depreciation) on:
Investments	2,881,234
Unfunded loan commitments	35,155
Net change in unrealized appreciation (depreciation)	2,916,389
NET REALIZED AND UNREALIZED GAIN (LOSS)	800,339
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 7,931,082

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 7,130,743	$ 6,887,729
Net realized gain (loss)	(2,116,050)	(9,198,257)
Net change in unrealized appreciation (depreciation)	2,916,389	(7,557,370)
Net increase (decrease) in net assets resulting from operations	7,931,082	(9,867,898)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(1,394,111)	(709,509)
Class C Shares	(661,808)	(431,527)
Class I Shares	(5,668,337)	(5,379,706)
Total distributions to shareholders from investment operations	(7,724,256)	(6,520,742)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	33,822,109	59,292,753
Proceeds from shares reinvested	7,380,605	6,302,421
Cost of shares redeemed	(89,419,857)	(80,634,975)
Net increase (decrease) in net assets resulting from capital transactions	(48,217,143)	(15,039,801)
Total increase (decrease) in net assets	(48,010,317)	(31,428,441)
NET ASSETS:
Beginning of period	138,373,381	169,801,822
End of period	$90,363,064	$138,373,381
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 17.70	$ 19.57	$ 18.91	$ 19.31	$ 19.62
Income from investment operations:
Net investment income (loss) (a)	1.15	0.80	0.67	0.67	0.86
Net realized and unrealized gain (loss)	0.08	(1.91)	0.62	(0.28)	(0.32)
Total from investment operations	1.23	(1.11)	1.29	0.39	0.54
Distributions paid to shareholders from:
Net investment income	(1.24)	(0.76)	(0.63)	(0.71)	(0.85)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.24)	(0.76)	(0.63)	(0.79)	(0.85)
Net asset value, end of period	$17.69	$17.70	$19.57	$18.91	$19.31
Total return (b)	7.08%	(5.78)%	6.83%	2.11%	2.82%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 14,143	$ 15,996	$ 17,823	$ 22,510	$ 37,836
Ratio of total expenses to average net assets	1.40%	1.27%	1.21%	1.25%	1.23%
Ratio of net expenses to average net assets	1.26% (c)	1.26% (c)	1.21%	1.25%	1.23%
Ratio of net investment income (loss) to average net assets	6.45%	4.30%	3.40%	3.56%	4.39%
Portfolio turnover rate	51%	54%	90%	88%	37%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $250,000 or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.23%.

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 17.69	$ 19.56	$ 18.90	$ 19.30	$ 19.60
Income from investment operations:
Net investment income (loss) (a)	1.00	0.65	0.52	0.53	0.71
Net realized and unrealized gain (loss)	0.09	(1.90)	0.62	(0.28)	(0.31)
Total from investment operations	1.09	(1.25)	1.14	0.25	0.40
Distributions paid to shareholders from:
Net investment income	(1.10)	(0.62)	(0.48)	(0.58)	(0.70)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.10)	(0.62)	(0.48)	(0.65)	(0.70)
Net asset value, end of period	$17.68	$17.69	$19.56	$18.90	$19.30
Total return (b)	6.29%	(6.49)%	6.04%	1.35%	2.11%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,628	$ 10,962	$ 16,375	$ 15,629	$ 20,802
Ratio of total expenses to average net assets	2.20%	2.02%	1.96%	2.00%	1.98%
Ratio of net expenses to average net assets	2.06% (c)	2.01% (c)	1.96%	2.00%	1.98%
Ratio of net investment income (loss) to average net assets	5.61%	3.49%	2.65%	2.79%	3.68%
Portfolio turnover rate	51%	54%	90%	88%	37%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.02%.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 17.71	$ 19.59	$ 18.93	$ 19.33	$ 19.63
Income from investment operations:
Net investment income (loss) (a)	1.18	0.84	0.72	0.72	0.91
Net realized and unrealized gain (loss)	0.09	(1.92)	0.61	(0.28)	(0.31)
Total from investment operations	1.27	(1.08)	1.33	0.44	0.60
Distributions paid to shareholders from:
Net investment income	(1.29)	(0.80)	(0.67)	(0.75)	(0.90)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.29)	(0.80)	(0.67)	(0.84)	(0.90)
Net asset value, end of period	$17.69	$17.71	$19.59	$18.93	$19.33
Total return (b)	7.32%	(5.58)%	7.09%	2.37%	3.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 65,592	$ 111,415	$ 135,604	$ 130,798	$ 101,163
Ratio of total expenses to average net assets	1.19%	1.02%	0.96%	1.00%	0.98%
Ratio of net expenses to average net assets	1.05% (c)	1.01% (c)	0.96%	1.00%	0.98%
Ratio of net investment income (loss) to average net assets	6.57%	4.52%	3.65%	3.78%	4.67%
Portfolio turnover rate	51%	54%	90%	88%	37%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.01%.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Short Duration High Income Fund
October 31, 2023
1. Organization
First Trust Short Duration High Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund seeks to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high yield debt securities and bank loans that are rated below-investment grade or unrated. High yield debt securities are below-investment grade debt securities, commonly known as “junk bonds.” For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	available market prices for the fixed-income security;
3)	the fundamental business data relating to the borrower/issuer;
4)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
5)	the type, size and cost of the security;
6)	the financial statements of the issuer;
7)	the credit quality and cash flow of the issuer;
8)	the information as to any transactions in or offers for the security;
9)	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
10)	the coupon payments;
11)	the quality, value and salability of collateral, if any, securing the security;
12)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
13)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)	the borrower’s/issuer’s competitive position within the industry;
15)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16) other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of October 31, 2023.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	26,696	$1.13	$306,038	$30,033	0.03%
E. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholder as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $210,709, a decrease in accumulated net realized gain (loss) of $158,994, and a decrease to paid-in capital of $51,715. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$7,724,256	$6,520,742
Capital gains	—	—
Return of capital	—	—
As of October 31, 2023, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$711,022
Undistributed capital gains	—
Total undistributed earnings	711,022
Accumulated capital and other losses	(23,437,130)
Net unrealized appreciation (depreciation)	(5,785,334)
Total accumulated earnings (losses)	(28,511,442)
Other	—
Paid-in capital	118,874,506
Total net assets	$90,363,064

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year. For the fiscal year ended October 31, 2023, the Fund incurred $45,562 of excise tax expense.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had non-expiring net capital loss carryforwards for federal income tax purposes of $23,437,130.
Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$95,098,869	$157,011	$(5,942,345)	$(5,785,334)
G. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2025 and then from exceeding 1.35% from March 1, 2025 to February 28, 2034 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust are subject to recovery on the Fund’s class level, if applicable, by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
fee waiver and expense reimbursement for the fiscal year ended October 31, 2023 and the expenses borne by First Trust and subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2022	Year Ended October 31, 2023	Total
$ 156,230	$ —	$ 16,381	$ 156,230	$ 172,611
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Value	Shares	Value
Sales:
Class A	1,260,419	$ 22,513,877	181,529	$ 3,449,363
Class C	80,998	1,445,192	36,404	674,587
Class I	551,707	9,863,040	2,924,228	55,168,803
Total Sales	1,893,124	$ 33,822,109	3,142,161	$ 59,292,753
Dividend Reinvestment:
Class A	71,390	$ 1,276,126	35,812	$ 661,490
Class C	33,325	594,655	20,945	387,094
Class I	308,574	5,509,824	283,864	5,253,837
Total Dividend Reinvestment	413,289	$ 7,380,605	340,621	$ 6,302,421
Redemptions:
Class A	(1,436,392)	$ (25,553,705)	(224,137)	$ (4,179,869)
Class C	(132,943)	(2,376,383)	(274,679)	(5,140,699)
Class I	(3,444,993)	(61,489,769)	(3,840,065)	(71,314,407)
Total Redemptions	(5,014,328)	$ (89,419,857)	(4,338,881)	$ (80,634,975)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2023, were $51,807,295 and $101,207,829, respectively.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2023
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement with BNYM (the “BNYM Line of Credit”) to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the “Commitment fees” line item. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Short Duration High Income Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the First Trust Short Duration High Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement,

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable by the Fund under the Agreement for the services provided.  The Board considered that the Advisor agreed to extend the current expense caps for each share class through February 28, 2025 and agreed to keep the long-term expense cap in place from March 1, 2025 through February 28, 2034.  The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that the Fund (Class A shares) underperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2022 and performed at the Performance Universe median for the ten-year period ended December 31, 2022.  The Board also noted that the Fund outperformed the blended benchmark index for the one-year period ended December 31, 2022 and underperformed the blended benchmark index for the three-, five- and ten-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Short Duration High Income Fund
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
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Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
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We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Managed
Municipal Fund

Annual Report
For the Year Ended
October 31, 2023

First Trust Managed Municipal Fund
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Managed Municipal Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal Fund
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Managed Municipal Fund
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
First Trust Managed Municipal Fund	Net Asset Value (NAV)
Class I (CWAIX)	$19.20

Credit Quality(1)	% of Total Investments (including cash)
AAA	7.9%
AA	33.9
A	29.8
BBB	13.5
BB	2.4
B	0.6
Not Rated	11.1
Cash	0.8
Total	100.0%
Sector Allocation	% of Total Investments (including cash)
Insured	10.4%
Utility	10.1
Industrial Development Bond	9.3
Airport	8.6
Hospital	8.1
Government Obligation Bond - Unlimited Tax	6.6
Dedicated Tax	6.0
Certificates of Participation	5.8
Continuing Care Retirement Communities	5.7
Gas	5.6
Higher Education	3.3
Government Obligation Bond - Limited Tax	3.3
Toll Road	3.1
Special Assessment	2.5
Education	2.3
Water & Sewer	2.2
Tobacco	1.8
Pre-refunded/Escrowed-to-maturity	1.4
Housing	0.9
Tax Increment	0.9
Port	0.4
Student Housing	0.4
Local Housing	0.3
Student Loan	0.2
Cash	0.8
Total	100.0%

Dividend Distributions	I Shares
Current Monthly Distribution per Share(2)	$0.0575
Current Distribution Rate on NAV(3)	3.59%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Most recent distribution paid through October 31, 2023. Subject to change in the future.
(3)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by NAV as of October 31, 2023. Subject to change in the future.

First Trust Managed Municipal Fund
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the Bloomberg Municipal Bond 5-15 Year Index from 6/15/2022 through 10/31/2023.

Performance as of October 31, 2023
	I Shares Inception 6/15/2022	Bloomberg Municipal Bond 5-15 Year Index*
Cumulative Total Returns	w/o sales charge	w/o sales charge
1 Year	2.76%	2.69%
Average Annual Total Returns
Since Inception	-0.12%	0.20%
30-Day SEC Yield(4)	4.12%	N/A
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particulary meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
(4)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Commentary
First Trust Managed Municipal Fund
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Senior Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since June 14, 2022.
Commentary
The Fund is an actively managed municipal bond fund. The Fund’s primary investment objective is to generate current income that is exempt from federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes) in municipal debt securities that pay interest that is exempt from federal income taxes. The Fund invests at least 65% of its net assets in investment grade securities. This commentary discusses market performance and the Fund’s performance for the 12-month period ended October 31, 2023.
Market Recap
For the 12-month period ended October 31, 2023, municipal bonds generated a total return of 2.64% as measured by the Bloomberg Municipal Bond Index. During the same period, the Fund’s benchmark, the Bloomberg Municipal Bond 5-15 Year Index (the “Benchmark”), produced a total return of 2.69%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -0.63% during the same period. Key factors impacting the municipal bond market over the period include:
•	U.S. Treasury Rate Trends: Over the past year, U.S. Treasury rates increased all along the yield curve. During the 12-month period ended October 31, 2023, 10-Year and 30-Year U.S. Treasury yields increased by approximately 88 basis points (“bps”) and 94 bps, respectively, to 4.93% and 5.10%. As a reminder, the price of a bond moves inversely to a given change in yield, so higher yields resulted in lower U.S. Treasury bond prices.
•	Industry Fund Inflows/Outflows: Industry-wide mutual fund and exchange-traded fund (“ETF”) outflows resulted in funds selling municipal bonds to meet redemptions which put pressure on municipal bond prices. According to data provided by the Investment Company Institute, for the 12-month period ended October 31, 2023, municipal fund outflows totaled approximately $38.4 billion.
•	Primary Market Supply: New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. Through October 31, 2023, year-to-date issuance was approximately $313.7 billion, down approximately 8.9% year-over-year.
•	Credits Spreads and Trends: According to data from Bloomberg, municipal credit spreads tightened year-to-date. From December 30, 2022 through October 31, 2023, municipal bonds rated AA, A, and BBB credit spreads decreased approximately 7 bps, 14 bps, and 27 bps, respectively.
•	Changes in Municipal Bond Yields: Looking at the AAA municipal yield curve as prepared by Refinitiv Lipper, during the 12-month period ended October 31, 2023, 10-year and 30-year municipal yields increased by approximately 22 bps and 45 bps, respectively, to 3.61% and 4.57%.
Fund Performance
The Fund’s total return based on net asset value (“NAV”) for the 12-month period ended October 31, 2023 was 2.76% versus the Benchmark’s return of 2.69%. The Fund’s monthly distribution of $0.0575 on October 31, 2023, represented a tax-exempt annualized distribution rate of 3.59% based on the Fund’s net asset value per share of $19.20. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions. The Fund’s use of Treasury futures

Portfolio Commentary (Continued)
First Trust Managed Municipal Fund
Annual Report
October 31, 2023 (Unaudited)
was a positive contributor to the Fund’s performance for the period. Key factors impacting the Fund’s performance for the 12-month period ended October 31, 2023 were as follows:
•	Years to Maturity/Duration: During the period, portfolio yield curve and effective duration positions were significant reasons the Fund slightly outperformed the Benchmark based on NAV. The Fund’s allocation to bonds with a stated final maturity of 18+ years was a positive contributor to the Fund’s performance relative to the Benchmark. In addition, the Fund’s underweight allocation and selection of bonds with a final maturity of 4-8 years and selection of bonds due in 10-12 years were positive contributors to the Fund’s performance relative to the Benchmark. Conversely, the Fund’s allocation to bonds with a final maturity of 0-2 years and cash were negative contributors to the Fund’s performance relative to the Benchmark. Regarding effective duration, the Fund’s selection of bonds with an effective duration of 7-10 years and 3-7 years were positive contributors to the Fund’s performance relative to the Benchmark, while the Fund’s allocation to bonds with an effective duration of 10+ years and 0-2 years were detrimental to the Fund’s performance relative to the Benchmark. During the period, the Fund’s futures position, which is used to hedge interest rate risk, was a small positive contributor to the Fund’s performance.
•	Credit Rating: Regarding the Fund’s credit rating allocation relative to the Benchmark, the Fund’s allocation to AAA, AA, and A rated bonds were all positive contributors to the Fund’s performance relative to the Benchmark. In addition, the Fund’s allocation to BBB and BB rated municipal securities were also modest positive contributors to the Fund’s performance relative to the Benchmark. No credit rating category was a material negative contributor to the Fund’s performance relative to the Benchmark.
•	Sector/Industry: In terms of the Fund’s allocation to municipal bond sectors, the Fund’s allocation and selection of municipal bonds in industrial development bonds and state and local general obligation bonds, as well as special assessment sectors, were positive contributors to the Fund’s performance relative to the Benchmark. The Fund’s selection of leases and charter schools were the primary detractors to the Fund’s performance relative to the Benchmark.
Market Outlook
According to the Federal Reserve’s (the “Fed”) “Dot Plot,” the Federal Fund’s target rate is expected to reach approximately 5.62% by December 31, 2023. We expect the Fed to raise interest rates one final time by 25 bps at its December 13, 2023 meeting. We then expect the Fed to hold the Federal Funds target rate steady until mid-2024 and then begin gradually cutting this benchmark rate. During the final months of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury yield, we forecast that the 10-Year bond will trade within a range of 4.37%-4.87% and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. During the first half of 2024, given that we forecast that U.S. gross domestic product will grow very slowly or turn negative, we would expect the 10-Year U.S. Treasury yield to gradually decline to a range of 3.75%-4.25%.
Due to our belief that the Fed will only have one more 25 bps interest rate increase before hitting the Federal Funds terminal rate of 5.50%-5.75%, we expect municipal bond price trends to become more dependent on new issue supply and municipal mutual fund/ETF fund flows, rather than U.S. Treasury price and Fed moves. Since the municipal market has experienced significantly lower new issue supply year-to-date and forecast revisions for all of 2023, the key variable going forward will likely be mutual fund/ETF flows. We forecast that fund flows will turn consistently positive at some point during the fourth quarter of 2023 and fund inflows will continue during the first half of 2024. In a $4 trillion market dominated by retail investors, mutual fund, ETF, and separately managed accounts fund flows are a key determinant to municipal market total returns. Along with U.S. Treasury yields becoming range-bound and then gradually declining during the fourth quarter of 2023 and first half of 2024, respectively, fund flows are the other key variable to our forecast for distinctly positive total returns over the next twelve months.
As measured by municipal bond defaults and credit rating upgrade to downgrade ratios, municipal bond credit quality is currently healthy. Certain sectors have seen significant credit quality recovery including airports, toll roads, and select general obligation bonds. However, for 5 of the past 6 months, negative outlook revisions exceeded positive revisions by Standard & Poor’s. We expect certain sectors of the municipal universe will remain under margin pressure including hospitals and senior living facilities as well as municipal bonds dependent on office and retail mall occupancy levels and tax receipts. Given an expected slowdown in the U.S. economy, we will focus on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. For the Fund, this has translated into portfolio changes including adding exposure to AA, A, and BBB rated municipal securities while modestly decreasing exposure to BB and non-rated municipal bonds.

Portfolio Commentary (Continued)
First Trust Managed Municipal Fund
Annual Report
October 31, 2023 (Unaudited)
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide both high income and attractive total return potential over time.

First Trust Managed Municipal Fund
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Managed Municipal Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023 - 10/31/2023 (a)	Annualized Expense Ratios (b)
Class I	$ 1,000.00	$ 963.80	$ 2.47	$ 1,000.00	$ 1,022.68	$ 2.55	0.50%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).
(b)	The expense ratio reflects an expense cap. The Fund’s expense ratio reflects an additional waiver. See Note 3 in the Notes to Financial Statements.

First Trust Managed Municipal Fund
Portfolio of Investments
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.6%
	Alabama – 2.1%
$500,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 6/01/29)	5.25%	02/01/53	$501,141
500,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	506,122
500,000	SE Energy Auth AL Cmdy Sply Rev Proj #6, Ser B (Mandatory put 06/01/30)	5.00%	01/01/54	496,898
				1,504,161
	Arizona – 2.0%
500,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	4.00%	07/01/29	464,122
270,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	270,113
750,000	Pima Cnty AZ Indl Dev Auth Sr Living Rev La Posada at Pusch Ridge Proj, Ser A (a)	6.25%	11/15/35	732,046
				1,466,281
	Arkansas – 0.3%
250,000	AR Dev Fin Auth Envrnmntl Rev Green Bond United States Steel Corp Proj, AMT	5.45%	09/01/52	220,387
	California – 10.6%
600,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	570,951
835,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	773,764
500,000	CA St Hlth Facs Fing Auth Rev Stanford Hlth Care, Ser A	5.00%	08/15/54	497,516
250,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	228,790
375,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	350,581
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A3, AMT	4.30%	07/01/40	470,968
500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	490,749
250,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Poseidon Res LP Desalination Proj, AMT (a)	5.00%	07/01/36	252,081
250,000	CA St Stwd Cmntys Dev Auth Mfh Rev Var Adams Boulevard & Harvard Gardens Apartments Sub, Ser L-1 (Mandatory put 03/01/24)	3.50%	03/01/26	248,290
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/40	1,080,938
25,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	26,268
250,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser A, AMT	5.25%	05/15/48	245,596
500,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	515,359
675,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1, Ser A-1, AGM	5.00%	09/01/35	728,891
275,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Ref Subord Arpt Rev Bonds, Ser B	5.00%	07/01/37	287,591
500,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/50	477,792
400,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Green Bond, Ser A	5.00%	08/01/39	426,811
				7,672,936

See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado – 2.5%
$900,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.50%	11/15/33	$967,406
500,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/49	410,307
500,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	441,633
				1,819,346
	Connecticut – 0.8%
330,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/26	326,503
250,000	CT St Spl Tax Oblig Rev Transprtn Infra Purp, Ser A	5.00%	07/01/36	267,987
				594,490
	District of Columbia – 0.9%
650,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/40	660,465
	Florida – 6.2%
500,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/38	489,286
320,000	Broward Cnty FL Port Facs Rev, AMT	5.00%	09/01/38	320,312
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Area 1 Proj (a)	4.00%	05/01/40	420,312
1,000,000	Lakewood Ranch FL Stewardship Dist Util Rev Sys Acq Proj, AGM	5.25%	10/01/48	1,013,846
400,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/40	397,310
60,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt, Ser B	5.00%	11/15/42	54,962
285,000	Pasco Cnty FL Sch Brd, Ser A, AGM, COPS	5.00%	08/01/37	294,238
495,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.50%	05/01/31	434,842
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	250,058
400,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/36	362,967
500,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	453,715
				4,491,848
	Georgia – 4.6%
1,250,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 1st Ser (Mandatory Put 03/06/26)	3.88%	10/01/32	1,217,685
500,000	Heard Cnty GA Dev Auth Var Wansley 1st Remk (b)	4.30%	09/01/29	500,000
740,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/30	732,695
500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	465,106
400,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J Bonds, Ser A, AGM	5.00%	07/01/37	411,707
				3,327,193
	Hawaii – 1.2%
500,000	HI St Arpts Sys Rev, Ser A, AMT	5.00%	07/01/43	484,625
500,000	Honolulu City & Cnty HI Brd of Wtr Sply Wtr Sys Rev, Ser A	3.00%	07/01/41	367,094
				851,719
	Idaho – 0.7%
505,000	ID St Hlth Facs Auth Rev Ref St Lukes Hlth Sys Proj, Ser A	5.00%	03/01/34	509,006
	Illinois – 5.6%
750,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/40	756,395
500,000	IL St	5.50%	05/01/39	511,796
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/42	1,008,165
250,000	IL St, Ser A	5.50%	03/01/47	251,483
410,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/35	440,152
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,025,000	Sangamon Menard Etc Cntys IL Cmnty Sch Dist #8, Ser A	5.00%	02/15/38	$1,040,779
				4,008,770
	Indiana – 5.1%
525,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	507,593
500,000	IN St Fin Auth Envrnmntl Rev Var Ref Fulcrum Centerpoint LLC Proj, AMT (Mandatory put 11/15/23)	4.50%	12/15/46	499,889
1,000,000	IN St Fin Auth Hlth Sys Rev IN Univ Hlth, Ser A	5.00%	10/01/43	1,010,706
500,000	Rockport IN Poll Control Rev Ref AEP Generating Company Proj Remk, Ser A	3.13%	07/01/25	484,943
500,000	Rockport IN Poll Control Rev Ref AEP Generating Company Proj Remk, Ser B	3.13%	07/01/25	484,943
700,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	699,127
				3,687,201
	Iowa – 0.6%
500,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	455,251
	Kansas – 0.4%
235,000	Shawnee Cnty KS Pub Bldg Commn Rev Corrections And Parks & Rec Projs	5.00%	09/01/33	253,495
	Kentucky – 2.5%
1,000,000	Boyle Cnty KY Eductnl Facs Rev Ref Centre Clg, Ser A	5.25%	06/01/43	1,002,706
250,000	KY St Property & Bldgs Commn Revs Proj No. 128, Ser A	5.50%	11/01/42	261,274
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/38	549,970
				1,813,950
	Louisiana – 1.6%
490,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	437,264
500,000	Saint John the Baptist Parish LA Rev Ref Var Marathon Oil Corp Proj Remk, Ser A-1 (Mandatory put 07/01/26)	4.05%	06/01/37	490,211
250,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-2 (Mandatory put 07/01/26)	2.38%	06/01/37	233,458
				1,160,933
	Maryland – 2.7%
1,000,000	MD St Econ Dev Corp Var Ref Constellation Energy Grp Proj Remk, Ser B (Mandatory put 04/03/28)	4.10%	10/01/36	986,855
945,000	Montgomery Cnty MD Var, Ser E (b)	3.92%	11/01/37	945,000
				1,931,855
	Michigan – 0.5%
355,000	MI St Fin Auth Rev Multi Modal Mclaren Hlth Care, Ser A	5.00%	02/15/37	358,205
	Missouri – 0.7%
500,000	Saint Louis Cnty MO Spl Oblg Convention Ctr, Ser A	5.25%	12/01/38	512,328
	Nevada – 2.2%
620,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/29	619,816

See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$1,000,000	Clark Cnty NV Poll Control Rev Var Ref NV Pwr Co Proj Remk (Mandatory put 03/31/26)	3.75%	01/01/36	$982,146
				1,601,962
	New Jersey – 1.7%
115,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser 1A, AMT	4.00%	12/01/30	112,643
565,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	578,823
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	504,327
				1,195,793
	New Mexico – 1.9%
1,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	965,232
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.25%	05/01/40	389,470
				1,354,702
	New York – 8.4%
295,000	Build NYC Res Corp NY Rev Social Bond E Harlem Scholars Acdmy Chrt Sch Proj (a)	5.75%	06/01/42	286,789
750,000	Build NYC Res Corp NY Rev Social Bond Kipp NYC Pub Sch Facs Canal W Proj	5.25%	07/01/52	700,614
400,000	Long Beach NY, Ser B, BAM	5.25%	07/15/42	399,378
700,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	671,530
500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser BB-1	5.00%	06/15/49	498,580
250,000	New York City NY Transitional Fin Auth Rev Future Tax Sec Sub, Subser D-1	5.50%	11/01/45	263,493
500,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	455,671
500,000	NY NY Subser B-1, Ser B	5.25%	10/01/40	523,784
775,000	NY St Urban Dev Corp Rev Personal Income Tax, Ser A	5.00%	03/15/42	785,182
460,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	456,633
1,000,000	Yonkers NY, Ser F, BAM	5.00%	11/15/39	1,025,752
				6,067,406
	Ohio – 3.7%
1,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	819,195
500,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	399,560
500,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	459,029
1,000,000	OH St Sol Wst Rev Ref Rep Svcs Inc Pj Remk (Mandatory put 12/01/23)	3.95%	11/01/35	999,778
				2,677,562
	Oregon – 3.0%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	415,341
270,000	OR St Dept of Transprtn Hwy User Tax Rev Subord Lien, Ser A	5.00%	11/15/39	279,866
955,000	Port of Portland OR Arpt Rev, Ser Twenty Seven A, AMT	5.00%	07/01/30	977,833
500,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/41	454,723
				2,127,763
	Pennsylvania – 7.2%
515,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/37	519,493
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	$442,914
500,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/36	481,896
1,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.50%	06/30/37	1,035,582
340,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref, Ser A	5.00%	12/01/46	339,361
750,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.00%	12/01/39	774,672
600,000	PA St, First Ser	5.00%	06/15/34	602,779
590,000	Philadelphia PA Energy Auth Sustainability Bonds Philadelphia St Lighting Proj, Ser A	5.00%	11/01/43	588,360
450,000	Philadelphia PA, Ser A	4.00%	05/01/41	378,728
				5,163,785
	Puerto Rico – 1.6%
750,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	653,673
77,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	73,536
531,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	460,019
				1,187,228
	South Carolina – 1.3%
355,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	335,461
545,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/40	570,622
				906,083
	Tennessee – 0.7%
500,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.50%	07/01/41	512,524
	Texas – 8.7%
500,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	4.00%	02/15/36	455,316
200,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/35	209,506
550,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	538,920
400,000	Centrl TX Regl Mobility Auth Rev Ref Sr Lien, Ser B	5.00%	01/01/33	417,161
400,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	403,870
410,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/35	433,752
300,000	Cotulla TX Indep Sch Dist	5.00%	02/15/34	319,934
500,000	Fort Bend Cnty TX Muni Util Dist #182, BAM	5.00%	09/01/33	516,494
545,000	Fulshear Muni Util Dist No 3A TX, BAM	5.00%	09/01/39	532,470
190,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/39	190,855
250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/39	251,583
500,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/37	524,632
500,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (a)	5.13%	09/01/42	447,016
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser F (Mandatory put 11/15/30)	5.00%	11/15/52	786,654
245,000	TX St Wtr Dev Brd St Revolving Fund	5.00%	08/01/37	258,048
				6,286,211

See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah – 2.4%
$500,000	Downtown E Streetcar Swr Pub Infra Dist Sr Lien, Ser A (a)	5.75%	03/01/42	$447,969
500,000	Intermountain Pwr Agy UT Pwr Sply Rev, Ser A	5.25%	07/01/43	525,080
700,000	UT St Telecommunication Open Infra Agy Sales Tax Ref	5.25%	06/01/35	750,032
				1,723,081
	West Virginia – 0.7%
500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	495,883
	Wisconsin – 2.1%
500,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.00%	12/01/38	488,349
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Var Ref Med Clg WI Remk, Ser B (b)	3.95%	12/01/33	1,000,000
				1,488,349
	Wyoming – 1.4%
1,000,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/40	1,021,712

Total Investments – 98.6%	71,109,864
(Cost $74,385,961)
Net Other Assets and Liabilities – 1.4%	1,045,940
Net Assets – 100.0%	$72,155,804
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Notes	Short	18	Dec 2023	$ (1,911,094)	$65,953
Ultra 10-Year U.S. Treasury Notes	Short	31	Dec 2023	(3,373,672)	67,109
				$(5,284,766)	$133,062

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $4,808,962 or 6.7% of net assets.
(b)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
COPS	– Certificates of Participation
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 71,109,864	$ —	$ 71,109,864	$ —
Futures Contracts**	133,062	133,062	—	—
Total	$ 71,242,926	$ 133,062	$ 71,109,864	$—

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Managed Municipal Fund
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 71,109,864
Cash	448,753
Cash segregated as collateral for open futures contracts	142,481
Receivables:
Interest	1,120,082
Fund shares sold	35,154
Common Shares issued under the Dividend Reinvestment Plan	3,723
Variation margin	485
Prepaid expenses	997
Total Assets	72,861,539
LIABILITIES:
Payables:
Fund shares redeemed	338,099
Investment securities purchased	274,667
Audit and tax fees	45,068
Administrative fees	12,812
Investment advisory fees	12,182
Registration fees	6,214
Shareholder reporting fees	5,149
Custodian fees	3,909
Interest and fees on loan	2,368
Transfer agent fees	2,004
Legal fees	1,562
Trustees’ fees and expenses	930
Financial reporting fees	771
Total Liabilities	705,735
NET ASSETS	$72,155,804
NET ASSETS consist of:
Paid-in capital	$ 75,663,161
Par value	37,583
Accumulated distributable earnings (loss)	(3,544,940)
NET ASSETS	$72,155,804
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $72,155,804 and 3,758,303 shares of beneficial interest issued and outstanding)	$19.20
Investments, at cost	$74,385,961
See Notes to Financial Statements

First Trust Managed Municipal Fund
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 3,179,904
Other	1,858
Total investment income	3,181,762
EXPENSES:
Investment advisory fees	407,892
Administrative fees	57,474
Registration fees	46,386
Audit and tax fees	46,127
Commitment fees	22,010
Transfer agent fees	20,814
Shareholder reporting fees	20,574
Trustees’ fees and expenses	18,729
Legal fees	12,747
Financial reporting fees	9,250
Custodian fees	7,645
Other	4,138
Total expenses	673,786
Fees waived by the investment advisor	(265,894)
Net expenses	407,892
NET INVESTMENT INCOME (LOSS)	2,773,870
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(625,431)
Futures contracts	122,197
Net realized gain (loss)	(503,234)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,260,807)
Futures contracts	133,062
Net change in unrealized appreciation (depreciation)	(1,127,745)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,630,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,142,891

See Notes to Financial Statements

First Trust Managed Municipal Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Period Ended 10/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$ 2,773,870	$ 358,243
Net realized gain (loss)	(503,234)	(41,548)
Net change in unrealized appreciation (depreciation)	(1,127,745)	(2,015,290)
Net increase (decrease) in net assets resulting from operations	1,142,891	(1,698,595)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(2,777,843)	(211,393)
Total distributions to shareholders from investment operations	(2,777,843)	(211,393)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	61,666,202	50,683,853
Proceeds from shares reinvested	2,777,491	214,555
Cost of shares redeemed	(38,121,621)	(1,519,736)
Net increase (decrease) in net assets resulting from capital transactions	26,322,072	49,378,672
Total increase (decrease) in net assets	24,687,120	47,468,684
NET ASSETS:
Beginning of period	47,468,684	—
End of period	$72,155,804	$47,468,684

(a)	The Fund was initially seeded and commenced operations on June 15, 2022.
See Notes to Financial Statements

First Trust Managed Municipal Fund
Financial Highlights
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31, 2023	For the Period Ended 10/31/2022 (a)
Net asset value, beginning of period	$ 19.33	$ 20.00
Income from investment operations:
Net investment income (loss) (b)	0.68	0.21
Net realized and unrealized gain (loss)	(0.13)	(0.78)
Total from investment operations	0.55	(0.57)
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.10)
Net asset value, end of period	$19.20	$19.33
Total return (c)	2.76%	(2.84)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 72,156	$ 47,469
Ratio of total expenses to average net assets	0.83%	1.41% (d)
Ratio of net expenses to average net assets	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	3.40%	2.76% (d)
Portfolio turnover rate	57%	10%

(a)	Class I Shares were initially seeded and commenced operations on June 15, 2022.
(b)	Based on average shares outstanding.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal Fund
October 31, 2023
1. Organization
First Trust Managed Municipal Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers one class of shares: Class I.
The Fund’s primary investment objective is to generate current income that is exempt from federal income taxes and its secondary objective is long term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal debt securities that pay interest that is exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s net asset value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $142,481 is shown as “Cash segregated as collateral for open futures contracts” on the Statements of Assets and Liabilities.
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $10,620 and an increase in accumulated net realized gain (loss) on investments by $10,620. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$1,864	$—
Capital gains	—	—
Tax-exempt income	2,775,979	211,393
Return of capital	—	—
As of October 31, 2023, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$92,006
Undistributed capital gains	—
Total undistributed earnings	92,006
Accumulated capital and other losses	(401,100)
Net unrealized appreciation (depreciation)	(3,235,846)
Total accumulated earnings (losses)	(3,544,940)
Other	—
Paid-in capital	75,700,744
Total net assets	$72,155,804
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had non-expiring net capital loss carryforwards for federal income tax purposes of $401,100.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2022 and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$74,478,772	$32,364	$(3,268,210)	$(3,235,846)

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
F. Expenses
The Fund pays all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.50% of the Fund’s average net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
First Trust has agreed to waive fees and/or reimburse expenses to the extent necessary through June 14, 2024, to prevent the Fund’s Total Annual Operating Expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.65% of the average daily net assets of Class I shares of the Fund (the “Expense Cap”). Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived, or (iii) the current Expense Cap. Additionally, pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets through June 14, 2024. The waiver agreement may be terminated by action of the Board of Trustees at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by First Trust only after June 14, 2024. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal period ended October 31, 2023 and the expenses borne by First Trust and subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Period Ended October 31, 2022	Year Ended October 31, 2023	Total
$ 143,526	$ —	$ 98,726	$ 143,526	$ 242,252
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2023		Period Ended October 31, 2022
	Shares	Value	Shares	Value
Sales:
Class I	3,080,654	$ 61,666,202	2,521,332	$ 50,683,853
Total Sales	3,080,654	$ 61,666,202	2,521,332	$ 50,683,853
Dividend Reinvestment:
Class I	138,746	$ 2,777,491	10,939	$ 214,555
Total Dividend Reinvestment	138,746	$ 2,777,491	10,939	$ 214,555
Redemptions:
Class I	(1,917,375)	$ (38,121,621)	(75,993)	$ (1,519,736)
Total Redemptions	(1,917,375)	$ (38,121,621)	(75,993)	$ (1,519,736)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2023, were $76,704,865 and $43,531,220, respectively.
6. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 133,062	Unrealized depreciation on futures contracts*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$122,197
Net change in unrealized appreciation (depreciation) on futures contracts	133,062
During the fiscal year ended October 31, 2023, the notional value of futures contracts opened and closed were $21,903,389 and $27,321,217, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2023
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement with BNYM (the “BNYM Line of Credit”) to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the “Commitment fees” line item. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

(1)The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2023, the related statement of operations for the year then ended, the statement changes in net assets and the financial highlights for the year ended October 31, 2023, and for the period from June 15, 2022 (commencement of investment operations), through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2023, and for the period from June 15, 2022 (commencement of investment operations), through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2023:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.94%
Alternative Minimum Tax (AMT)	16.54%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction

Additional Information (Continued)
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the First Trust Managed Municipal Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement

Additional Information (Continued)
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Municipal Securities Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In addition to the written materials provided by the Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable by the Fund under the Agreement for the services provided.  The Board considered that the Advisor previously agreed to waive a portion of its advisory fee for the Fund in an amount equal to 0.15% of the Fund’s average daily net assets until at least June 14, 2024 and also previously agreed to an expense cap for the Fund through June 14, 2024.  The Board noted that fees waived or expenses borne by the Advisor pursuant to the expense cap are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was below the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class I shares) was below the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  Because the Fund commenced operations on June 15, 2022 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed.
On the basis of all the information provided on the fees and expenses of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the

Additional Information (Continued)
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2022.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board noted that in addition to the advisory fees paid by the Fund, the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal Fund
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $143,000 for the fiscal year ended October 31, 2022 and $154,000 for the fiscal year ended October 31, 2023.

Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2022 and $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $44,250 for the fiscal year ended October 31, 2022; and for tax compliance, tax advice, tax planning to the registrant were $84,303 for the fiscal year ended October 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's advisor and distributor were $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2022 and $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2023.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2022 and $0 for the Investment Advisor and $0 for the Distributor for the fiscal year ended October 31, 2023.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2022 were $44,250 for the registrant, $0 for the registrant’s investment advisor, $0 for the registrant’s distributor and $0 for Stonebridge Advisors LLC, which is under common control with the registrant’s investment advisor and serves as the registrant’s sub-advisor for the First Trust Preferred Securities and Income Fund (“Stonebridge”); and for the fiscal year ended October 31, 2023 were $84,303 for the registrant, $44,000 for the registrant’s investment advisor, $60,500 for the registrant’s distributor and $16,000 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Series Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2024

* Print the name and title of each signing officer under his or her signature.